UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.  )

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☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material under §240.14a-12

Ares Acquisition Corporation II

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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LETTER TO SHAREHOLDERS OF ARES ACQUISITION CORPORATION II

245 Park Avenue, 44th Floor

New York, NY 10167

Dear Ares Acquisition Corporation II Shareholder:

You are cordially invited to attend an extraordinary general meeting of Ares Acquisition Corporation II, a Cayman Islands exempted company (“AACT”), which will be held on April 22, 2025, at 4:00 p.m., Eastern Time, electronically at https://www.cstproxy.com/aresacquisitioncorporationii/2025 (the “Shareholder Meeting”). For the purposes of the amended and restated memorandum and articles of association of AACT, the physical place of the meeting will be at Kirkland & Ellis LLP, 601 Lexington Ave, New York, NY 10022. However, in order to facilitate access for our shareholders, the Shareholder Meeting will be held in virtual meeting format. There is no requirement to attend the Shareholder Meeting in person. Shareholders will be afforded the same rights and opportunities to vote, ask questions and participate as they would at an in-person extraordinary general meeting. In particular, shareholders may submit questions in advance of the Shareholder Meeting by following the instructions and rules of conduct on the Shareholder Meeting website.

You can participate in the Shareholder Meeting and vote by visiting https://www.cstproxy.com/aresacquisitioncorporationii/2025. The attached notice of the Shareholder Meeting and proxy statement describe the business AACT will conduct at the Shareholder Meeting and provide information about AACT that you should consider when you vote your shares. As described in the accompanying proxy statement, it is possible that AACT may determine that it is not necessary to hold the Shareholder Meeting and if so determined, AACT will provide you with appropriate notice. As more fully described in the accompanying proxy statement, which is dated April 4, 2025, and is first being mailed to shareholders on or about that date, the Shareholder Meeting will be held for the purpose of considering and voting on the following proposals:

1.

Proposal No. 1—Extension Amendment Proposal—To amend, by way of special resolution, AACT’s amended and restated memorandum and articles of association (the “Memorandum and Articles of Association”) pursuant to an amendment in the form set forth on Annex A to the accompanying proxy statement. If adopted, the proposed amendment will extend the date by which AACT has to consummate a business combination (the “Charter Extension”) from April 25, 2025 to January 26, 2026 (the “Charter Extension Date”), or such earlier date as AACT’s board of directors (the “Board”) may approve or such later date as the shareholders may approve in accordance with the Memorandum and Articles of Association (the “Extension Amendment Proposal”); and

2.

Proposal No. 2—Adjournment Proposal—To adjourn the Shareholder Meeting to a later date or dates or indefinitely, if necessary, either: (i) to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Shareholder Meeting, there are insufficient Class A ordinary shares, par value $0.0001 per share (the “Class A Ordinary Shares”), and Class B ordinary shares, par value $0.0001 per share (the “Class B Ordinary Shares” and, together with the Class A Ordinary Shares, the “Ordinary Shares”), in the capital of AACT represented (either in person, virtually or by proxy) to constitute a quorum necessary to conduct business at the Shareholder Meeting or to approve the Extension Amendment Proposal; or (ii) if the Board determines before the Shareholder Meeting that it is not necessary or no longer desirable to proceed with the Extension Amendment Proposal (the “Adjournment Proposal”).

Each of the Extension Amendment Proposal and the Adjournment Proposal are more fully described in the accompanying proxy statement. Please take the time to read carefully each of the proposals in the accompanying proxy statement before you vote.

The purpose of the Extension Amendment Proposal and, if necessary, the Adjournment Proposal, is to allow AACT additional time to complete an initial business combination (a “Business Combination”). You are not being asked to vote on a Business Combination at this time.

The Memorandum and Articles of Association currently provide that AACT has until April 25, 2025, or such earlier date as the Board may approve, or such later date as the shareholders may approve, in accordance with the Memorandum and Articles of Association, to complete a Business Combination. The Board has determined that it is in the best interests of AACT to seek the extension of time by which AACT has to complete a Business Combination. Without the Charter Extension, AACT believes that AACT may not be able to complete a Business Combination on or before April 25, 2025. If that were to occur, AACT would be precluded from completing a Business Combination and would be forced to liquidate the Trust Account.

AACT reserves the right at any time to cancel the Shareholder Meeting (by means of adjourning the Shareholder Meeting sine die or indefinitely) and not to submit to its shareholders the Extension Amendment Proposal or implement the Charter Extension. In the event the Shareholder Meeting is cancelled and AACT is unable to complete a Business Combination on or before April 25, 2025, AACT will liquidate the Trust Account in accordance with the Memorandum and Articles of Association. If a Business Combination is consummated on or before April 25, 2025, then the Extension Amendment Proposal will not be presented. In such event, the Shareholder Meeting will only be held for the purposes of adjourning the Shareholder Meeting indefinitely by way of the Adjournment Proposal.

Under the Memorandum and Articles of Association, if the Charter Extension is approved and implemented, the holders of the Class A Ordinary Shares, issued as part of the units sold in AACT’s initial public offering (the “initial public offering”) on April 25, 2023, (the “Public Shares”) may elect to redeem all or a portion of their Public Shares in exchange for their pro rata portion of the funds (the “Redemptions”) held in AACT’s trust account (the “Trust Account”) established to hold a portion of the proceeds of the initial public offering and the concurrent sale of the private placement warrants (the “Private Placement Warrants”). If the Extension Amendment Proposal is approved by the requisite vote of shareholders, the holders of the Public Shares remaining after the Redemptions will retain their right to redeem their Public Shares for their pro rata portion of the funds available in the Trust Account upon consummation of a Business Combination or if AACT does not complete a Business Combination by the Charter Extension Date.

On the Record Date, the redemption price per share was approximately $11.11, based on the aggregate amount on deposit in the Trust Account of approximately $555,615,780 as of the Record Date, divided by the total number of then outstanding Public Shares. The closing price of the Class A Ordinary Shares on the New York Stock Exchange on the Record Date was $11.17. Accordingly, if the market price of the Class A Ordinary Shares were to remain the same until the date of the Shareholder Meeting, exercising redemption rights would result in a public shareholder receiving approximately $0.06 less per share than if the shares were sold in the open market (based on the per share redemption price as of the Record Date). AACT cannot assure shareholders that they will be able to sell their Class A Ordinary Shares in the open market, even if the market price per share is lower than the redemption price stated above, as there may not be sufficient liquidity in its securities when such shareholders wish to sell their shares. AACT believes that such redemption right enables its public shareholders to determine whether or not to sustain their investments for an additional period if AACT does not complete a Business Combination on or before April 25, 2025.

If the Extension Amendment Proposal is not approved, and a Business Combination is not completed on or before April 25, 2025, AACT will as promptly as reasonably possible but not more than ten business days following April 25, 2025, redeem the Public Shares. The redemption will be at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account (less taxes payable and up to US$100,000 of interest income to pay liquidation expenses), divided by the number of the then-outstanding Public Shares. The redemption will completely extinguish public shareholders’ rights as shareholders (including the right to receive further liquidation distributions, if any), subject to AACT’s obligations under Cayman Islands law to provide for claims of creditors and other requirements of applicable law.

Subject to the foregoing, the approval of the Extension Amendment Proposal requires a special resolution under Cayman Islands law, being the affirmative vote of at least a two-thirds (2/3) majority of the votes cast by the holders of the issued Ordinary Shares, voting as a single class, who are present in person, virtually or represented by proxy and entitled to vote on the Extension Amendment Proposal at the Shareholder Meeting.

Approval of the Adjournment Proposal requires an ordinary resolution under Cayman Islands law, being the affirmative vote of at least a majority of the votes cast by the holders of the issued Ordinary Shares who are present in person or represented by proxy and entitled to vote on the Adjournment Proposal at the Shareholder Meeting. The Adjournment Proposal will only be put forth for a vote if: either (i) there are insufficient Ordinary Shares represented (either in person, virtually or by proxy) to constitute a quorum necessary to conduct business at the Shareholder Meeting or to approve the Extension Amendment Proposal at the Shareholder Meeting; or (ii) the Board determines before the Shareholder Meeting that it is not necessary or no longer desirable to proceed with the Extension Amendment Proposal.

The Board has fixed the close of business on March 17, 2025 (the “Record Date”) as the date for determining AACT’s shareholders entitled to receive notice of and vote at the Shareholder Meeting and any adjournment. Only holders of record of Ordinary Shares on that date are entitled to have their votes counted at the Shareholder Meeting or any adjournment.

AACT believes that it is in the best interests of AACT’s shareholders that AACT obtain the Charter Extension. After careful consideration of all relevant factors, the Board has determined that the Extension Amendment Proposal and the Adjournment Proposal are in the best interests of AACT and its shareholders, has declared them advisable and recommends that you vote or give instruction to vote “FOR” such proposals.

Your vote is very important. Whether or not you plan to attend the Shareholder Meeting, please vote as soon as possible by following the instructions in the accompanying proxy statement to make sure that your shares are represented and voted at the Shareholder Meeting. If you hold your shares in “street name” through a bank, broker or other nominee, you will need to follow the instructions provided to you by your bank, broker or other nominee to ensure that your shares are represented and voted at the Shareholder Meeting. The approval of the Extension Amendment Proposal requires a special resolution under Cayman Islands law, the affirmative vote of at least a two-thirds (2/3) majority of the votes cast by the holders of the issued Ordinary Shares, voting as a single class, who are present in person, virtually or represented by proxy and entitled to vote on the Extension Amendment Proposal at the Shareholder Meeting. Approval of the Adjournment Proposal requires an ordinary resolution under Cayman Islands law, being the affirmative vote of at least a majority of the votes cast by the holders of the issued Ordinary Shares who are present in person, virtually or represented by proxy and entitled to vote on the Extension Proposal at the Shareholder Meeting. Accordingly, if you fail to vote in person, virtually or by proxy at the Shareholder Meeting, your shares will not be counted for the purposes of determining whether the Extension Amendment Proposal and the Adjournment Proposal are approved by the requisite majorities.

If you sign, date and return your proxy card without indicating how you wish to vote, your proxy will be voted FOR each of the proposals presented at the Shareholder Meeting. If you fail to return your proxy card or fail to instruct your bank, broker or other nominee how to vote, and do not attend the Shareholder Meeting in person or virtually, the effect will be that your shares will not be counted for purposes of determining whether a quorum is present at the Shareholder Meeting but will otherwise not have any effect on whether the proposals are approved. If you are a shareholder of record and you attend the Shareholder Meeting and wish to vote in person or virtually, you may withdraw your proxy and vote in person or virtually.

You are not being asked to vote on a Business Combination at this time. If the Charter Extension is implemented and you do not elect to redeem your Public Shares, provided that you are a shareholder on the Record Date for the extraordinary general meeting to consider a Business Combination, you will be entitled to vote on such Business Combination when it is submitted to shareholders. You will also retain the right to redeem your Public Shares for cash in the event such Business Combination is approved and completed or we have not consummated a Business Combination by the Charter Extension Date.

TO EXERCISE YOUR REDEMPTION RIGHTS, YOU MUST DEMAND IN WRITING THAT YOUR CLASS A ORDINARY SHARES ARE REDEEMED FOR A PRO RATA PORTION OF THE FUNDS HELD IN THE TRUST ACCOUNT. YOU MUST ALSO TENDER YOUR SHARES TO AACT’S TRANSFER

AGENT AT LEAST TWO BUSINESS DAYS PRIOR TO THE INITIALLY SCHEDULED DATE OF THE SHAREHOLDER MEETING. IN ORDER TO EXERCISE YOUR REDEMPTION RIGHT, YOU NEED TO IDENTIFY YOURSELF AS A BENEFICIAL HOLDER AND PROVIDE YOUR LEGAL NAME, PHONE NUMBER AND ADDRESS IN YOUR WRITTEN DEMAND. YOU MAY TENDER YOUR SHARES BY EITHER DELIVERING YOUR SHARE CERTIFICATE TO THE TRANSFER AGENT OR BY DELIVERING YOUR SHARES ELECTRONICALLY USING THE DEPOSITORY TRUST COMPANY’S DWAC (DEPOSIT WITHDRAWAL AT CUSTODIAN) SYSTEM. IF YOU HOLD THE SHARES IN STREET NAME, YOU WILL NEED TO INSTRUCT THE ACCOUNT EXECUTIVE AT YOUR BANK OR BROKER TO WITHDRAW THE SHARES FROM YOUR ACCOUNT IN ORDER TO EXERCISE YOUR REDEMPTION RIGHTS.

Enclosed is the proxy statement containing detailed information about the Shareholder Meeting, the Extension Amendment Proposal and the Adjournment Proposal. Whether or not you plan to attend the Shareholder Meeting, AACT urges you to read this material carefully and vote your shares.

By Order of the Board of Directors of Ares
Acquisition Corporation II

/s/ David B. Kaplan
David B. Kaplan
Chief Executive Officer and Co-Chairman of the Board of Directors

ARES ACQUISITION CORPORATION II

245 Park Avenue, 44th Floor

New York, NY 10167

NOTICE OF AN EXTRAORDINARY GENERAL MEETING OF

ARES ACQUISITION CORPORATION II

TO BE HELD ON APRIL 22, 2025

To the Shareholders of Ares Acquisition Corporation II:

NOTICE IS GIVEN that an extraordinary general meeting of the shareholders of Ares Acquisition Corporation II, a Cayman Islands exempted company (“AACT”), will be held on April 22, 2025, at 4:00 p.m., Eastern Time, electronically at https://www.cstproxy.com/aresacquisitioncorporationii/2025 (the “Shareholder Meeting”). For the purposes of the amended and restated memorandum and articles of association of AACT, the physical place of the meeting will be at Kirkland & Ellis LLP, 601 Lexington Ave, New York, NY 10022. However, in order to facilitate access for our shareholders, the Shareholder Meeting will be held in virtual meeting format. There is no requirement to attend the Shareholder Meeting in person. Shareholders will be afforded the same rights and opportunities to vote, ask questions and participate as they would at an in-person extraordinary general meeting. In particular, shareholders may submit questions in advance of the Shareholder Meeting by following the instructions and rules of conduct on the Shareholder Meeting website. You can participate in the Shareholder Meeting and vote via live webcast by visiting https://www.cstproxy.com/aresacquisitioncorporationii/2025.

You are cordially invited to attend the Shareholder Meeting that will be held for the purpose of considering and voting on: (A) an extension amendment proposal to amend, by way of special resolution, AACT’s amended and restated memorandum and articles of association the “Memorandum and Articles of Association”) to extend the date by which AACT has to consummate a business combination (the “Charter Extension”) from April 25, 2025 to January 26, 2026 (the “Charter Extension Date”), or such earlier date as AACT’s board of directors (the “Board”) may approve, or such later date as the shareholders may approve, in accordance with the Memorandum and Articles of Association (the “Extension Amendment Proposal”); and (B) an adjournment proposal to adjourn the Shareholder Meeting to a later date or dates or indefinitely, if necessary, either: (i) to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Shareholder Meeting, there are insufficient AACT ordinary shares represented (either in person, virtually or by proxy) to constitute a quorum necessary to conduct business at the Shareholder Meeting or to approve the Extension Amendment Proposal; or (ii) if the Board determines before the Shareholder Meeting that it is not necessary or no longer desirable to proceed with the Extension Amendment Proposal (the “Adjournment Proposal”), each as more fully described in the accompanying proxy statement, which is dated April 4, 2025 and is first being mailed to shareholders on or about that date. As described in the accompanying proxy statement, it is possible that AACT may determine that it is not necessary to hold the Shareholder Meeting and if so determined, AACT will provide you with appropriate notice.

The full text of the proposals to be voted upon at the Shareholder Meeting is as follows:

1.	Proposal No. 1 — The Extension Amendment Proposal — RESOLVED, as a special resolution, that:

a)	Article 49.7 of AACT’s Amended and Restated Memorandum and Articles of Association be deleted in its entirety and replaced with the following new Article 49.7:

“In the event that the Company does not consummate a Business Combination by January 26, 2026, or such earlier date as the Directors may approve, or such later date as the Members may approve in accordance with the Articles (the “Combination Period”), the Company shall, as promptly as reasonably possible but not more than ten business days following the end of the Combination Period, redeem the Public Shares. The redemption will be at a per-Share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account (net of taxes paid or payable, if any and up to US$100,000 of interest to pay liquidation expenses), divided by the number of then issued Public Shares. The redemption will completely extinguish public Members’ rights as Members (including the right to receive further liquidation distributions, if any), subject to its obligations under Cayman Islands law to provide for claims of creditors and other requirements of Applicable Law.”

b)	Article 49.8(a) of AACT’s Amended and Restated Memorandum and Articles of Association be deleted in its entirety and replaced with the following new Article 49.8(a):

“to modify the substance or timing of the Company’s obligation to allow redemption in connection with a Business Combination or redeem 100% of the Public Shares if the Company does not consummate a Business Combination by January 26, 2026, or such earlier date as the Directors may approve, or such later date as the Members may approve in accordance with the Articles; or”

2.

Proposal No. 2—The Adjournment Proposal—RESOLVED, as an ordinary resolution, to adjourn the Shareholder Meeting to a later date or dates or indefinitely, if necessary, either: (i) to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Shareholder Meeting, there are insufficient Class A ordinary shares, par value $0.0001 per share, and Class B ordinary shares, par value $0.0001 per share, in the capital of AACT represented (either in person, virtually or by proxy) to constitute a quorum necessary to conduct business at the Shareholder Meeting or to approve the Extension Amendment Proposal; or (ii) if the Board determines before the Shareholder Meeting that it is not necessary or no longer desirable to proceed with the Extension Amendment Proposal (the “Adjournment Proposal”).

The purpose of the Extension Amendment Proposal and, if necessary, the Adjournment Proposal, is to allow AACT additional time to complete an initial business combination (a “Business Combination”). You are not being asked to vote on a Business Combination at this time.

The Memorandum and Articles of Association provide that AACT has until April 25, 2025, or such earlier date as the Board may approve, or such later date as the shareholders may approve, in accordance with the Memorandum and Articles of Association, to complete a Business Combination. The Board has determined that it is in the best interests of AACT to seek the extension of time by which AACT has to complete a Business Combination. Without the Charter Extension, AACT believes that AACT may not be able to complete a Business Combination on or before April 25, 2025. If that were to occur, AACT would be precluded from completing a Business Combination and would be forced to liquidate the Trust Account.

AACT reserves the right at any time to cancel the Shareholder Meeting (by means of adjourning the Shareholder Meeting sine die or indefinitely) and not to submit to its shareholders the Extension Amendment Proposal or implement the Charter Extension. In the event the Shareholder Meeting is cancelled and AACT is unable to complete a Business Combination on or before April 25, 2025, AACT will liquidate the Trust Account in accordance with the Memorandum and Articles of Association. If a Business Combination is consummated on or before April 25, 2025, then the Extension Amendment Proposal will not be presented. In such event, the Shareholder Meeting will only be held for the purposes of adjourning the Shareholder Meeting indefinitely by way of the Adjournment Proposal.

After careful consideration of all relevant factors, the Board has determined that the Extension Amendment Proposal and the Adjournment Proposal are in the best interests of AACT and its shareholders, has declared them advisable and recommends that you vote or give instruction to vote “FOR” such proposals.

Under the Memorandum and Articles of Association, if the Charter Extension is approved and implemented, the holders of AACT’s Class A ordinary shares, par value $0.0001 per share (the “Class A Ordinary Shares”), issued as part of the units sold in AACT’s initial public offering (the “initial public offering”) on April 25, 2023, (the “Public Shares”) may elect to redeem all or a portion of their Public Shares in exchange for their pro rata portion of the funds (the “Redemptions”) held in AACT’s trust account (the “Trust Account”) established to hold a portion of the proceeds of the initial public offering and the concurrent sale of the private placement warrants (the “Private Placement Warrants”). If the Extension Amendment Proposal is approved by the requisite vote of shareholders, the holders of Public Shares remaining after the Redemptions will retain their right to redeem their Public Shares for their pro rata portion of the funds available in the Trust Account upon consummation of a Business Combination.

On the Record Date, the redemption price per share was approximately $11.11, based on the aggregate amount on deposit in the Trust Account of approximately $555,615,780 as of the Record Date, divided by the total number of then outstanding Public Shares. The closing price of the Class A Ordinary Shares on the New York Stock Exchange on the Record Date was $11.17. Accordingly, if the market price of the Class A Ordinary Shares were to remain the same until the date of the Shareholder Meeting, exercising redemption rights would result in a public shareholder receiving approximately $0.06 less per share than if the shares were sold in the open market. AACT cannot assure shareholders that they will be able to sell their Class A Ordinary Shares in the open market, even if the market price per share is lower than the redemption price stated above, as there may not be sufficient liquidity in its securities when such shareholders wish to sell their shares. AACT believes that such redemption right enables its public shareholders to determine whether or not to sustain their investments for an additional period if AACT does not complete a Business Combination on or before April 25, 2025.

Approval of the Extension Amendment Proposal is a condition to the implementation of the Charter Extension. The Adjournment Proposal is not conditioned upon the approval of the Extension Amendment Proposal. AACT cannot predict the amount that will remain in the Trust Account following the Redemptions if the Extension Amendment Proposal is approved. The amount remaining in the Trust Account may be only a small fraction of the $555,615,780 that was in the Trust Account as of the Record Date. AACT will not proceed with the Charter Extension if, on or before April 25, 2025, AACT completes a Business Combination.

If the Extension Amendment Proposal is not approved, and a Business Combination is not completed on or before April 25, 2025, AACT will as promptly as reasonably possible but not more than ten business days following April 25, 2025, redeem the Public Shares. The redemption will be at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account (less taxes payable and up to US$100,000 of interest income to pay liquidation expenses), divided by the number of the then-outstanding Public Shares. The redemption will completely extinguish public shareholders’ rights as shareholders (including the right to receive further liquidation distributions, if any), subject to AACT’s obligations under Cayman Islands law to provide for claims of creditors and other requirements of applicable law.

TO EXERCISE YOUR REDEMPTION RIGHTS, YOU MUST DEMAND IN WRITING THAT YOUR CLASS A ORDINARY SHARES ARE REDEEMED FOR A PRO RATA PORTION OF THE FUNDS HELD IN THE TRUST ACCOUNT. YOU MUST ALSO TENDER YOUR SHARES TO AACT’S TRANSFER AGENT AT LEAST TWO BUSINESS DAYS PRIOR TO THE INITIALLY SCHEDULED DATE OF THE SHAREHOLDER MEETING. IN ORDER TO EXERCISE YOUR REDEMPTION RIGHT, YOU NEED TO IDENTIFY YOURSELF AS A BENEFICIAL HOLDER AND PROVIDE YOUR LEGAL NAME, PHONE NUMBER AND ADDRESS IN YOUR WRITTEN DEMAND. YOU MAY TENDER YOUR SHARES BY EITHER DELIVERING YOUR SHARE CERTIFICATE TO THE TRANSFER AGENT OR BY DELIVERING YOUR SHARES ELECTRONICALLY USING THE DEPOSITORY TRUST COMPANY’S DWAC (DEPOSIT WITHDRAWAL AT CUSTODIAN) SYSTEM. IF YOU HOLD THE SHARES IN STREET NAME, YOU WILL NEED TO INSTRUCT THE ACCOUNT EXECUTIVE AT YOUR BANK OR BROKER TO WITHDRAW THE SHARES FROM YOUR ACCOUNT IN ORDER TO EXERCISE YOUR REDEMPTION RIGHTS.

Subject to the foregoing, the approval of the Extension Amendment Proposal requires a special resolution under Cayman Islands law, being the affirmative vote of at least a two-thirds (2/3) majority of the votes cast by the holders of Class A Ordinary Shares and Class B ordinary shares, par value $0.0001 per share (the “Class B Ordinary Shares” and together with the Class A Ordinary Shares, the “Ordinary Shares”), voting as a single class, who are present in person, virtually or represented by proxy and entitled to vote on the Extension Amendment Proposal at the Shareholder Meeting.

Approval of the Adjournment Proposal requires an ordinary resolution under Cayman Islands law, being the affirmative vote of at least a majority of the votes cast by the holders of the issued Ordinary Shares who are present in person, virtually or represented by proxy and entitled to vote on the Extension Proposal at the Shareholder Meeting. The Adjournment Proposal will only be put forth for a vote if either: (i) there are insufficient Ordinary Shares represented (either in person, virtually or by proxy) to constitute a quorum necessary to conduct business at the Shareholder Meeting or to approve the Extension Amendment Proposal at the Shareholder Meeting; or (ii) the Board determined before the Shareholder Meeting that it is not necessary or no longer desirable to proceed with the Extension Amendment Proposal.

Record holders of Ordinary Shares at the close of business on March 17, 2025 (the “Record Date”) are entitled to vote or have their votes cast at the Shareholder Meeting. On the Record Date, there were 50,000,000 issued and outstanding Class A Ordinary Shares and 12,500,000 issued and outstanding Class B Ordinary Shares. AACT’s warrants do not have voting rights.

AACT’s officers and directors and Sponsor intend to vote all of their Ordinary Shares in favor of the proposals being presented at the Shareholder Meeting. Such shares will be excluded from the pro rata calculation used to determine the per-share redemption price. As of the Record Date, the Sponsor holds 20.0% of the issued and outstanding Ordinary Shares. AACT’s officers and directors did not hold any Public Shares, but may purchase Public Shares at any time, subject to compliance with law and AACT’s trading policies. As a result, in addition to approval of the Sponsor, approval of: (i) the Extension Amendment Proposal will require the affirmative vote of at least 29,166,667 Ordinary Shares held by public shareholders (or approximately 58.3% of the Class A Ordinary Shares) if all Ordinary Shares are represented at the Shareholder Meeting and cast votes, and the affirmative vote of at least 8,333,334 Ordinary Shares held by public shareholders (or approximately 16.7% of the Class A Ordinary Shares) if only such shares as are required to establish a quorum are represented at the Shareholder Meeting and cast votes; and (ii) the Adjournment Proposal will require the affirmative vote of at least 18,750,001 Ordinary Shares held by public shareholders (or approximately 37.5% of the Class A Ordinary Shares) if all Ordinary Shares are represented at the Shareholder Meeting and cast votes, and the affirmative vote of at least 3,125,001 Ordinary Shares held by public shareholders (or approximately 6.3% of the Class A Ordinary Shares) if only such shares as are required to establish a quorum are represented at the Shareholder Meeting and cast votes.

This proxy statement contains important information about the Shareholder Meeting, the Extension Amendment Proposal and the Adjournment Proposal. Whether or not you plan to attend the Shareholder Meeting, AACT urges you to read this material carefully and vote your shares.

This proxy statement is dated April 4, 2025 and is first being mailed to shareholders on or about that date.

By Order of the Board of Directors of Ares Acquisition Corporation II

/s/ David B. Kaplan
David B. Kaplan
Chief Executive Officer and Co-Chairman of the Board of Directors

April 4, 2025

i

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS

Some of the statements contained in this proxy statement constitute forward-looking statements within the meaning of the federal securities laws. Forward-looking statements relate to expectations, beliefs, projections, future plans and strategies, anticipated events or trends and similar expressions concerning matters that are not historical facts. Forward-looking statements reflect the current views of Ares Acquisition Corporation II (“AACT”) with respect to, among other things, AACT’s capital resources and results of operations. Likewise, AACT’s financial statements and all of AACT’s statements regarding market conditions and results of operations are forward-looking statements. In some cases, you can identify these forward-looking statements by the use of terminology such as “outlook,” “believes,” “expects,” “potential,” “continues,” “may,” “will,” “should,” “could,” “seeks,” “approximately,” “predicts,” “intends,” “plans,” “estimates,” “anticipates” or the negative version of these words or other comparable words or phrases.

The forward-looking statements contained in this proxy statement reflect AACT’s current views about future events and are subject to numerous known and unknown risks, uncertainties, assumptions and changes in circumstances that may cause its actual results to differ significantly from those expressed in any forward-looking statement. AACT does not guarantee that the transactions and events described will happen as described (or that they will happen at all). The following factors, among others, could cause actual results and future events to differ materially from those set forth or contemplated in the forward-looking statements:

•	AACT’s ability to complete an initial business combination (a “Business Combination”);

•	the anticipated benefits of a Business Combination;

•	the volatility of the market price and liquidity of the Class A Ordinary Shares and other securities of AACT; and

•	the use of funds not held in the Trust Account or available to AACT from interest income on the Trust Account balance.

While forward-looking statements reflect AACT’s good faith beliefs, they are not guarantees of future performance. AACT disclaims all obligation to publicly update or revise any forward-looking statement to reflect changes in underlying assumptions or factors, new information, data or methods, future events or other changes after the date of this proxy statement, except as required by applicable law. For a further discussion of these and other factors that could cause AACT’s future results, performance or transactions to differ significantly from those expressed in any forward-looking statement, please see the section entitled “Risk Factors” in AACT’s Annual Report on Form 10-K for the year ended December 31, 2024 (the “Annual Report”), as filed with the Securities and Exchange Commission (the “SEC”) on March 12, 2025, and in other reports AACT files with the SEC. You should not place undue reliance on any forward-looking statements, which are based only on information currently available to AACT (or to third parties making the forward-looking statements).

RISK FACTORS

An investment in our securities involves a high degree of risk. You should consider carefully all of the risks described in our Annual Report, any subsequent Quarterly Report on Form 10-Q filed with the SEC and in the other reports we file with the SEC before making a decision to invest in our securities. If any of the following events occur, our business, financial condition and operating results may be materially adversely affected. In that event, the trading price of our securities could decline, and you could lose all or part of your investment.

We may not be able to complete a Business Combination since such Business Combination may be subject to regulatory review and approval requirement, including foreign investment regulations and review by government entities such as the Committee on Foreign Investment in the United States (“CFIUS”), or may be ultimately prohibited.

Our Business Combination may be subject to regulatory review and approval requirements by governmental entities, or ultimately prohibited. For example, CFIUS has authority to review direct or indirect foreign investments in U.S. companies. Among other things, CFIUS is empowered to require certain foreign investors to make mandatory filings, to charge filing fees related to such filings, and to self-initiate national security reviews of foreign direct and indirect investments in U.S. companies if the parties to that investment choose not to file voluntarily. In the case that CFIUS determines an investment to be a threat to national security, CFIUS has the power to unwind or place restrictions on the investment. Whether CFIUS has jurisdiction to review an acquisition or investment transaction depends on, among other factors, the nature and structure of the transaction, including the level of beneficial ownership interest and the nature of any information or governance rights involved. For example, investments that result in “control” of a U.S. business by a foreign person always are subject to CFIUS jurisdiction. CFIUS’s expanded jurisdiction under the Foreign Investment Risk Review Modernization Act of 2018 and implementing regulations that became effective on February 13, 2020 further includes investments that do not result in control of a U.S. business by a foreign person but afford certain foreign investors certain information or governance rights in a U.S. business that has a nexus to “critical technologies,” “critical infrastructure” and/or “sensitive personal data.”

Ares Acquisition Holdings II LP (the “Sponsor”) owns 20.0% of our issued and outstanding ordinary shares as of the Record Date. The Sponsor is exclusively “controlled” for CFIUS purposes by Mr. Ogilvie, who is a US citizen, and thus we do not believe that the Sponsor is a “foreign person” as defined in the CFIUS regulations. While one of the officers of the Sponsor is a UK citizen, we do not believe that we otherwise have any substantial ties with a foreign person, and we do not expect that a transaction by us would necessarily require or warrant CFIUS review. However, it is possible that non-U.S. persons could be involved in our initial business combination (e.g., as existing shareholders of a target company or as PIPE investors), which may increase the risk that our Business Combination becomes subject to regulatory review, including review by CFIUS. As such, a Business Combination with a U.S. business or foreign business with U.S. subsidiaries that we may wish to pursue may be subject to CFIUS review. If a particular proposed Business Combination with a U.S. business falls within CFIUS’s jurisdiction, we may determine that we are required to make a mandatory filing or that we will submit to CFIUS review on a voluntary basis, or to proceed with the transaction without submitting to CFIUS and risk CFIUS intervention, before or after closing the transaction. CFIUS may decide to block or delay a proposed Business Combination, impose conditions with respect to such Business Combination or request the President of the United States to order us to divest all or a portion of the U.S. target business of a Business Combination that we acquired without first obtaining CFIUS approval, which may limit the attractiveness of, delay or prevent us from pursuing certain target companies that we believe would otherwise be beneficial to us and our shareholders. As a result, the pool of potential targets with which we could complete a Business Combination may be limited and we may be adversely affected in terms of competing with other special purpose acquisition companies which do not have any foreign ownership issues. In addition, certain federally licensed businesses may be subject to rules or regulations that limit foreign ownership.

The process of government review, whether by CFIUS or otherwise, could be lengthy. Because we have only a limited time to complete a Business Combination, our failure to obtain any required approvals within the requisite time period may require us to redeem our public shares. If we are unable to consummate a Business Combination within the applicable time period required under our amended and restated memorandum and articles of association, including as a result of extended regulatory review of a potential Business Combination, we will, as promptly as reasonably possible but not more than ten business days thereafter, redeem our public shares for a pro rata portion of the funds held in the Trust Account, subject to our obligations under Cayman Islands law to provide for claims of creditors and other requirements of applicable law. In such event, our shareholders will miss the opportunity to benefit from an investment in a target company and the appreciation in value of such investment. Additionally, our warrants may be worthless.

There are no assurances that the Charter Extension will enable us to complete a Business Combination.

Approving the Charter Extension involves a number of risks. Even if the Charter Extension is approved, we can provide no assurances that a Business Combination will be consummated prior to the Charter Extension Date. Our ability to consummate a Business Combination is dependent on a variety of factors, many of which are beyond our control. If the Charter Extension is approved, we expect to seek shareholder approval of a Business Combination prior to the Charter Extension Date. We are required to offer shareholders the opportunity to redeem their Class A Ordinary Shares in connection with the Extension Amendment Proposal. Even if the Charter Extension is approved by our shareholders, it is possible that redemptions will leave us with insufficient cash to consummate a Business Combination on commercially acceptable terms, or at all. The fact that we will have separate redemption periods in connection with the Charter Extension and a Business Combination vote could exacerbate these risks. Other than in connection with a redemption offer or liquidation of the Trust Account, our shareholders may be unable to recover their investment except through sales of our shares on the open market. The price of our shares may be volatile, and there can be no assurance that shareholders will be able to dispose of our shares at favorable prices, or at all.

Changes in laws or regulations, or a failure to comply with any laws and regulations, may adversely affect our business, including our ability to negotiate and complete a Business Combination, and results of operations.

We are subject to laws and regulations enacted by national, regional and local governments. In particular, we are required to comply with certain SEC and other legal requirements. Compliance with, and monitoring of, applicable laws and regulations may be difficult, time consuming and costly. Those laws and regulations and their interpretation and application may also change from time to time and those changes could have a material adverse effect on our business, investments and results of operations. In addition, a failure to comply with applicable laws or regulations, as interpreted and applied, could have a material adverse effect on our business, including our ability to negotiate and complete a Business Combination, and results of operations.

On July 1, 2024, new rules (the “2024 SPAC Rules”), issued by the SEC became effective. Among other items, the 2024 SPAC Rules impose additional disclosure requirements in business combination transactions involving SPACs and private operating companies; amend the financial statement requirements applicable to business combination transactions involving such companies; update and expand guidance regarding the general use of projections in SEC filings, including requiring disclosure of all material bases of the projections and all material assumptions underlying the projections; increase the potential liability of certain participants in proposed business combination transactions; and could impact the extent to which SPACs could become subject to regulation under the Investment Company Act of 1940, as amended (the “Investment Company Act”). The 2024 SPAC Rules may materially adversely affect our ability to negotiate and complete a Business Combination and may increase the costs and time related to a Business Combination.

The SEC also recently settled an enforcement action against two SPACs and their sponsor for misleading claims in advance of a proposed business combination with the sponsor agreeing to pay a $6.75 million civil penalty to settle such claims. In addition, litigation challenging completed and pending acquisitions by SPACs has increased, and in such litigation, it is possible that sponsors and/or their director designees may be held liable either for breaches of fiduciary duties owed to the SPAC’s public stockholders or for certain actions or omissions by the SPAC, including the failure by the SPAC to comply with applicable securities laws. Litigation has also arisen asserting that SPACs are violating federal securities laws by operating as unregistered investment companies. Any liabilities arising from these developments could adversely impact our business as well as harm our professional reputation.

If we are deemed to be an investment company under the Investment Company Act, we may be required to institute burdensome compliance requirements and our activities may be restricted, which may make it difficult for us to complete a Business Combination.

If we are deemed to be an investment company under the Investment Company Act, our activities may be restricted, including:

•	restrictions on the nature of our investments; and

•	restrictions on the issuance of securities, each of which may make it difficult for us to complete a Business Combination.

In addition, we may have imposed upon us burdensome requirements, including:

•	registration as an investment company;

•	adoption of a specific form of corporate structure; and

•	reporting, record keeping, voting, proxy and disclosure requirements and other rules and regulations.

Unless we can qualify for an exclusion, in order not to be regulated as an investment company under the Investment Company Act we must ensure that we are engaged primarily in a business other than investing, reinvesting or trading of securities. In addition, our activities cannot include investing, reinvesting, owning, holding or trading “investment securities” constituting more than 40% of our assets (exclusive of U.S. government securities and cash items) on an unconsolidated basis. Our business is to identify and complete a Business Combination and thereafter to operate the post-Business Combination business or assets for the long term. We do not plan to buy businesses or assets with a view to resale or profit from their resale. We do not plan to buy unrelated businesses or assets or to be a passive investor.

We do not believe that our principal activities will subject us to the Investment Company Act. To this end, the proceeds held in the Trust Account may only be invested in United States “government securities” within the meaning of Section 2(a)(16) of the Investment Company Act having a maturity of 185 days or less or in money market funds meeting certain conditions under Rule 2a-7 promulgated under the Investment Company Act which invest only in direct U.S. government treasury obligations. Pursuant to the trust agreement, the trustee is not permitted to invest in other securities or assets. By restricting the investment of the proceeds to these instruments, and by having a business plan targeted at acquiring and growing businesses for the long term (rather than on buying and selling businesses in the manner of a merchant bank or private equity fund), we intend to avoid being deemed an “investment company” within the meaning of the Investment Company Act. Our securities are not intended for persons who are seeking a return on investments in government securities or investment securities. The Trust Account is intended as a holding place for funds pending the earliest to occur of either: (i) the completion of a Business Combination; (ii) the redemption of any public shares properly tendered in connection with a shareholder vote to amend certain provisions of our amended and restated memorandum and articles of association (A) to modify the substance or timing of our obligation to provide holders of our Class A ordinary shares the right to have their shares redeemed in connection with our Business Combination or to redeem 100% of our public shares if we do not complete our Business Combination by April 25, 2025, or such earlier date as our board of directors may approve, or such later date as the shareholders may approve, or (B) with respect to any other material provisions relating to shareholders’ rights or pre-Business Combination activity; or (iii) absent our completing a Business Combination by April 25, 2025, or such earlier date as our board of directors may approve, or such later date as the shareholders may approve, our return of the funds held in the Trust Account to our public shareholders as part of our redemption of the public shares. If we do not invest the proceeds as discussed above, we may be deemed to be subject to the Investment Company Act.

In the adopting release for the 2024 SPAC Rules, the SEC provided guidance that a SPAC’s potential status as an “investment company” depends on a variety of factors, such as a SPAC’s duration, asset composition, business purpose and activities and “is a question of facts and circumstances” requiring individualized analysis. If we were deemed to be subject to the Investment Company Act, compliance with these additional regulatory burdens would require additional expenses for which we have not allotted funds and may hinder our ability to complete a Business Combination. Additionally, if we were deemed to be an investment company, and we are unable to modify our activities so that we would not be deemed an investment company, we would either register as an investment company or abandon our efforts to complete a Business Combination and instead liquidate the Trust Account. As a result, our public shareholders may only receive their pro rata portion of the funds in the Trust Account that are available for distribution to public shareholders, would be unable to realize the potential benefits of a Business Combination, including the possible appreciation of the combined company’s securities and our warrants may expire worthless.

QUESTIONS AND ANSWERS ABOUT THE SHAREHOLDER MEETING

The questions and answers below highlight only selected information from this proxy statement and only briefly address some commonly asked questions about the Shareholder Meeting and the proposals to be presented at the Shareholder Meeting. The following questions and answers do not include all the information that is important to AACT shareholders. Shareholders are urged to read carefully this entire proxy statement, including the other documents referred to in this proxy statement, to fully understand the proposal to be presented at the Shareholder Meeting and the voting procedures for the Shareholder Meeting, which will be held on April 22, 2025, at 4:00 p.m., Eastern Time electronically at https://www.cstproxy.com/aresacquisitioncorporationii/2025 (the “Shareholder Meeting”). For the purposes of the amended and restated memorandum and articles of association of AACT, the physical place of the meeting will be at Kirkland & Ellis LLP, 601 Lexington Ave, New York, NY 10022. However, in order to facilitate access for our shareholders, the Shareholder Meeting will be held in virtual meeting format. There is no requirement to attend the Shareholder Meeting in person. Shareholders will be afforded the same rights and opportunities to vote, ask questions and participate as they would at an in-person extraordinary general meeting. In particular, shareholders may submit questions in advance of the Shareholder Meeting by following the instructions and rules of conduct on the Shareholder Meeting website. You can participate in the Shareholder Meeting and vote via live webcast by visiting https://www.cstproxy.com/aresacquisitioncorporationii/2025.

Q:	Why am I receiving this proxy statement?

A:

AACT is a blank check company incorporated as a Cayman Islands exempted company on March 15, 2021. AACT was incorporated for the purpose of effecting a merger, share exchange, asset acquisition, share purchase, reorganization or other similar business combination with one or more businesses or entities.

Following the closing of AACT’s initial public offering on April 25, 2023 (the “initial public offering”), including the partial exercise of the underwriters’ over-allotment, an amount of approximately $505,000,000 ($10.10 per unit offered in the initial public offering (the “Units”)) from the net proceeds of the sale of the Units in the initial public offering and the sale of the private placement warrants (the “Private Placement Warrants”) to the Sponsor were placed in a trust account established at the consummation of the initial public offering that holds the proceeds of the initial public offering (the “Trust Account”).

Like most blank check companies, AACT’s amended and restated memorandum and articles of association (the “Memorandum and Articles of Association”) provide for the return of the initial public offering proceeds held in the Trust Account to the holders of Class A ordinary shares, par value $0.0001 per share (the “Class A Ordinary Shares” or the “Public Shares”), sold in the initial public offering if there is no qualifying Business Combination consummated on or before April 25, 2025, or such earlier date as AACT’s board of directors (the “Board”) may approve, or such later date as the shareholders may approve, in accordance with the Memorandum and Articles of Association.

Without the Charter Extension, AACT believes that AACT may not be able to complete a Business Combination on or before April 25, 2025. AACT believes that it is in the best interests of AACT’s shareholders to continue AACT’s existence until January 26, 2026, or such earlier date as the Board may approve, or such later date as the shareholders may approve, in accordance with the Memorandum and Articles of Association, in order to allow AACT additional time and opportunity to complete a Business Combination and is therefore holding this Shareholder Meeting.

Q:	When and where will the Shareholder Meeting be held?

A:

The Shareholder Meeting will be held on April 22, 2025, at 4:00 p.m., Eastern Time, electronically at https://www.cstproxy.com/aresacquisitioncorporationii/2025. For the purposes of the amended and restated memorandum and articles of association of AACT, the physical place of the meeting will be at Kirkland & Ellis LLP, 601 Lexington Ave, New York, NY 10022. However, in order to facilitate access for our shareholders, the Shareholder Meeting will be held in virtual meeting format. There is no requirement to attend the Shareholder Meeting in person. Shareholders will be afforded the same rights and opportunities to vote, ask questions and participate as they would at an in-person extraordinary general meeting. In particular, shareholders may submit questions in advance of the Shareholder Meeting by following the instructions and rules of conduct on the Shareholder Meeting website. You can participate in the Shareholder Meeting and vote via live webcast by visiting https://www.cstproxy.com/aresacquisitioncorporationii/2025.

Q:	How do I vote?

A:

If you were a holder of record of Class A Ordinary Shares or Class B ordinary shares, par value $0.0001 per share (the “Class B Ordinary Shares,” and together with the Class A Ordinary Shares, the “Ordinary Shares”), on March 17, 2025, the record date for the Shareholder Meeting (the “Record Date”), you may vote with respect to the proposals virtually at the Shareholder Meeting, or by completing, signing, dating and returning the enclosed proxy card in the postage-paid envelope provided.

If you are a holder of record of the Ordinary Shares, including those shares held as a constituent part of our Units, you may vote virtually at the Shareholder Meeting or by submitting a proxy for the Shareholder Meeting. Whether or not you plan to attend the Shareholder Meeting, AACT urges you to vote by proxy to ensure your vote is counted. You may submit your proxy by completing, signing, dating and returning the enclosed proxy card in the accompanying pre-addressed postage paid envelope. You may still attend the Shareholder Meeting and vote if you have already voted by proxy.

If your Shareholder Meeting, including those shares held as a constituent part of our Units, are held in “street name” by a broker or other agent, you have the right to direct your broker or other agent on how to vote the shares in your account. You are also invited to attend the Shareholder Meeting. However, since you are not the holder of record, you may not vote your shares at the Shareholder Meeting unless you request and obtain a valid proxy from your broker or other agent. You may attend, vote and examine the list of shareholders entitled to vote at the Shareholder Meeting by visiting https://www.cstproxy.com/aresacquisitioncorporationii/2025 and entering the control number found on your proxy card, voting instruction form or notice included in the proxy materials.

Q:	How do I attend the virtual Shareholder Meeting?

A:

If you are a registered shareholder, you will receive a proxy card from Continental Stock Transfer & Trust Company (“Continental,” or the “Transfer Agent”). The form contains instructions on how to attend the virtual Shareholder Meeting including the URL address, along with your control number. You will need your control number for access. If you do not have your control number, contact the Transfer Agent at 917-262-2373, or email proxy@continentalstock.com.

You can pre-register to attend the virtual Shareholder Meeting starting April 17, 2025 at 9:00 a.m., Eastern Time (three business days prior to the meeting date). Enter the URL address into your browser https://www.cstproxy.com/aresacquisitioncorporationii/2025, enter your control number, name and email address. Once you pre-register you can vote or enter questions in the chat box. At the start of the Shareholder Meeting you will need to log in again using your control number and will also be prompted to enter your control number if you vote during the Shareholder Meeting.

Shareholders who hold their investments through a bank or broker, will need to contact the Transfer Agent to receive a control number. If you plan to vote at the Shareholder Meeting you will need to have a legal proxy from your bank or broker. If you would like to join and not vote, the Transfer Agent will issue you a guest control number with proof of ownership. In either case you must contact the Transfer Agent for specific instructions on how to receive the control number. The Transfer Agent can be contacted at the number or email address above. Please allow up to 72 hours prior to the meeting for processing your control number.

If you do not have access to internet, you can listen only to the meeting by dialing 1 800-450-7155 (toll-free) (or +1 857-999-9155 if you are located outside the United States and Canada (standard rates apply)) and when prompted enter the pin number 8534869#. Please note that you will not be able to vote or ask questions at the Shareholder Meeting if you choose to participate telephonically.

Q:	What are the specific proposals on which I am being asked to vote at the Shareholder Meeting?

A:	AACT shareholders are being asked to consider and vote on the following proposals:

1.

Proposal No. 1—Extension Amendment Proposal—To amend, by way of special resolution, the Memorandum and Articles of Association pursuant to an amendment in the form set forth on Annex A to this proxy statement. If adopted, the proposed amendment will extend the date by which AACT has to consummate a Business Combination (the “Charter Extension”) from April 25, 2025 to January 26, 2026 (the “Charter Extension Date”), or such earlier date as the Board may approve, or such later date as the shareholders may approve, in accordance with the Memorandum and Articles of Association (the “Extension Amendment Proposal”); and

2.

Proposal No. 2—Adjournment Proposal—To adjourn the Shareholder Meeting to a later date or dates or indefinitely, if necessary, either: (i) to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Shareholder Meeting, there are insufficient Ordinary Shares represented (either in person, virtually or by proxy) to constitute a quorum necessary to conduct business at the Shareholder Meeting or to approve the Extension Amendment Proposal; or (ii) if the Board determines before the Shareholder Meeting that it is not necessary or no longer desirable to proceed with the Extension Amendment Proposal (the “Adjournment Proposal”).

For more information, please see “Proposal No. 1—The Extension Amendment Proposal” and “Proposal No. 2—The Adjournment Proposal.”

After careful consideration, the Board has unanimously determined that the Extension Amendment Proposal and the Adjournment Proposal are in the best interests of AACT and its shareholders. The Board unanimously recommends that you vote “FOR” or give instruction to vote “FOR” each of these proposals.

The existence of financial and personal interests of our directors and officers may result in conflicts of interest, including a conflict between what may be in the best interests of AACT and its shareholders and what may be best for a director’s personal interests when determining to recommend that shareholders vote for the proposals. See the sections titled “Extraordinary General Meeting of AACT Shareholders—Certain Interests of AACT’s Directors and Officers and Others in the Extension Amendment Proposal” and “Beneficial Ownership of Securities” for a further discussion of these considerations.

THE VOTE OF SHAREHOLDERS IS IMPORTANT. SHAREHOLDERS ARE URGED TO SUBMIT THEIR PROXIES AS SOON AS POSSIBLE AFTER CAREFULLY REVIEWING THIS PROXY STATEMENT.

You are not being asked to vote on a Business Combination at this time. If the Charter Extension is approved and you do not elect to redeem your Public Shares, provided that you are a shareholder on the record date for the extraordinary general meeting to consider a Business Combination, you will be entitled to vote on such Business Combination when it is submitted to shareholders. You will also retain the right to redeem your Public Shares for cash in the event such Business Combination is approved and completed or we have not consummated a Business Combination by the Charter Extension Date.

Q:	Are the proposals conditioned on one another?

A:

Approval of the Extension Amendment Proposal is a condition to the implementation of the Charter Extension. The Adjournment Proposal is not conditioned upon the approval of the Extension Amendment Proposal.

If the Charter Extension is approved and one or more AACT shareholders elect to redeem all or a portion of their Public Shares in exchange for their pro rata portion of the funds held in Trust Account (the “Redemptions”), AACT will remove from the Trust Account and deliver to the holders of such redeemed Public Shares an amount equal to the pro rata portion of funds available in the Trust Account with respect to such redeemed Public Shares. AACT will retain the remainder of the funds in the Trust Account for AACT’s use in connection with consummating a Business Combination, subject to the redemption rights of holders of Public Shares in connection with such Business Combination.

Q:	Why is AACT proposing the Extension Amendment Proposal and the Adjournment Proposal?

A:

The Memorandum and Articles of Association provide for the return of the initial public offering proceeds held in the Trust Account to the holders of Public Shares sold in the initial public offering if there is no qualifying Business Combination consummated on or before April 25, 2025. The purpose of the Extension Amendment Proposal and, if necessary, the Adjournment Proposal, is to allow AACT additional time to complete a Business Combination.

Without the Charter Extension, AACT believes that AACT may not be able to complete a Business Combination on or before April 25, 2025. If that were to occur, AACT would be forced to liquidate the Trust Account.

If the Extension Amendment Proposal is not approved by AACT’s shareholders, AACT may put the Adjournment Proposal to a vote in order to seek additional time to obtain sufficient votes in support of the Charter Extension. If the Adjournment Proposal is not approved by AACT’s shareholders, the Board may not be able to adjourn the Shareholder Meeting to a later date or dates or indefinitely in the event that there are insufficient Ordinary Shares represented (either in person, virtually or by proxy) to constitute a quorum necessary to conduct business at the Shareholder Meeting or to approve the Extension Amendment Proposal.

AACT reserves the right at any time to cancel the Shareholder Meeting (by means of adjourning the Shareholder Meeting sine die or indefinitely) and not to submit to its shareholders the Extension Amendment Proposal or implement the Charter Extension. In the event the Shareholder Meeting is cancelled and AACT is unable to complete a Business Combination on or before April 25, 2025, AACT will liquidate the Trust Account in accordance with the Memorandum and Articles of Association. If a Business Combination is consummated on or before April 25, 2025, then the Extension Amendment Proposal will not be presented. In such event, the Shareholder Meeting will only be held for the purposes of adjourning the Shareholder Meeting indefinitely by way of the Adjournment Proposal.

Q:	What constitutes a quorum?

A:

A quorum of our shareholders is necessary to hold a valid meeting. The presence (which would include presence at the virtual Shareholder Meeting), in person, virtually or by proxy, of shareholders holding a majority of the Ordinary Shares entitled to vote at the Shareholder Meeting constitutes a quorum at the Shareholder Meeting. Abstentions will be considered present for the purposes of establishing a quorum. The Sponsor, who owns 20.0% of the issued and outstanding Ordinary Shares as of the Record Date, will count towards this quorum. As a result, as of the Record Date, in addition to the shares of the Sponsor, an additional 18,750,001 Ordinary Shares held by public shareholders would be required to be present at the Shareholder Meeting to achieve a quorum. Because both of the proposals to be voted on at the Shareholder Meeting are “non-routine” matters, banks, brokers and other nominees will not have authority to vote on any proposals unless instructed, so AACT does not expect there to be any broker non-votes at the Shareholder Meeting. In the absence of a quorum, the chairman of the Shareholder Meeting has power to adjourn the Shareholder Meeting.

Q:	What vote is required to approve the proposals presented at the Shareholder Meeting?

A:

The approval of the Extension Amendment Proposal requires a special resolution under Cayman Islands law, being the affirmative vote of at least a two-thirds (2/3) majority of the votes cast by the holders of the issued Ordinary Shares who are present in person, virtually or represented by proxy and entitled to vote on the Extension Amendment Proposal at the Shareholder Meeting.

Approval of the Adjournment Proposal requires an ordinary resolution under Cayman Islands law, being the affirmative vote of at least a majority of the votes cast by the holders of the issued Ordinary Shares who are present in person, virtually or represented by proxy and entitled to vote on the Adjournment Proposal at the Shareholder Meeting.

Q:	How will AACT’s directors and officers and the Sponsor vote?

A:

AACT’s directors and officers and the Sponsor intend to vote any Ordinary Shares over which they have voting control in favor of the Extension Amendment Proposal and, if necessary, the Adjournment Proposal.

AACT’s directors and officers and the Sponsor are not entitled to redeem any Class B Ordinary Shares held by them in connection with the Extension Amendment Proposal. On the Record Date, the Sponsor beneficially owned and was entitled to vote an aggregate of 12,500,000 Class B Ordinary Shares, representing 20.0% of AACT’s issued and outstanding Ordinary Shares. As of the Record Date, AACT’s officers and directors did not hold any Public Shares.

Q:	Why should I vote “FOR” the Extension Amendment Proposal?

A:

AACT believes shareholders will benefit from AACT consummating a Business Combination and is proposing the Extension Amendment Proposal to extend the date by which AACT has to consummate a Business Combination from April 25, 2025 to January 26, 2026, or such earlier date as the Board may approve, or such later date as the shareholders may approve, in accordance with the Memorandum and Articles of Association. Without the Charter Extension, AACT believes that AACT may not be able to complete a Business Combination on or before April 25, 2025. If that were to occur, AACT would be forced to liquidate the Trust Account.

Q:	Why should I vote “FOR” the Adjournment Proposal?

A:

If the Adjournment Proposal is not approved by AACT’s shareholders, the Board may not be able to adjourn the Shareholder Meeting to a later date or dates or indefinitely in the event that there are insufficient Ordinary Shares represented (either in person, virtually or by proxy) to constitute a quorum necessary to conduct business at the Shareholder Meeting or to approve the Extension Amendment Proposal. If presented, the Board recommends that you vote in favor of the Adjournment Proposal.

Q:	What if I do not want to vote “FOR” the Extension Amendment Proposal or the Adjournment Proposal?

A:	If you do not want the Extension Amendment Proposal or the Adjournment Proposal to be approved, you may “ABSTAIN,” not vote, or vote “AGAINST” such proposal.

If you attend the Shareholder Meeting in person, virtually or by proxy, you may vote “AGAINST” the Extension Amendment Proposal or the Adjournment Proposal, and your Ordinary Shares will be counted for the purposes of determining whether the Extension Amendment Proposal or the Adjournment Proposal are approved.

However, if you fail to attend the Shareholder Meeting in person, virtually or by proxy, or if you do attend the Shareholder Meeting in person, virtually or by proxy but you “ABSTAIN” or otherwise fail to vote at the Shareholder Meeting, your Ordinary Shares will not be counted for the purposes of determining whether the Extension Amendment Proposal or the Adjournment Proposal are approved, and your Ordinary Shares which are not voted at the Shareholder Meeting will have no effect on the outcome of such votes.

If the Extension Amendment Proposal is approved, the Adjournment Proposal will not be presented for a vote.

Q:	Will you seek a further extension to liquidate the Trust Account?

A:	Other than as described in this proxy statement, AACT does not currently anticipate seeking a further extension to consummate a Business Combination beyond the Charter Extension Date.

Q: What happens if the Extension Amendment Proposal is not approved?

A:

If there are insufficient votes to approve the Extension Amendment Proposal, AACT may put the Adjournment Proposal to a vote in order to seek additional time to obtain sufficient votes in support of the Charter Extension.

If the Extension Amendment Proposal is not approved, and a Business Combination is not completed on or before April 25, 2025, AACT will as promptly as reasonably possible but not more than ten business days following April 25, 2025, redeem the Public Shares. The redemption will be at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account (less taxes payable and up to US$100,000 of interest income to pay liquidation expenses), divided by the number of the then-outstanding Public Shares. The redemption will completely extinguish public shareholders’ rights as shareholders (including the right to receive further liquidation distributions, if any), subject to AACT’s obligations under Cayman Islands law to provide for claims of creditors and other requirements of applicable law.

The Sponsor has waived its rights to participate in any liquidation distribution with respect to the 12,500,000 Class B Ordinary Shares it holds. There will be no distribution from the Trust Account with respect to AACT’s warrants, which may expire worthless in the event AACT liquidates the Trust Account.

Q:	If the Extension Amendment Proposal is approved, what happens next?

A:

If the Extension Amendment Proposal is approved, AACT will continue to attempt to consummate a Business Combination until the Charter Extension Date. AACT will procure that all filings required to be made with the Registrar of Companies of the Cayman Islands in connection with the Extension Amendment Proposal are made and will continue its efforts to obtain approval of a Business Combination at an extraordinary general meeting and consummate the closing of a Business Combination (the “Closing”) on or before the Charter Extension Date unless the Board determines that an earlier liquidation is in the best interests of AACT’s shareholders.

If the Extension Amendment Proposal is approved and the Charter Extension is implemented, the removal from the Trust Account of the amount equal to the pro rata portion of funds available in the Trust Account with respect to such redeemed Public Shares will reduce the amount remaining in the Trust Account and increase the percentage interest of AACT held by AACT’s officers and directors and the Sponsor and its affiliates. Unless the Extension Amendment Proposal is approved, AACT will not proceed with the Charter Extension.

Q:	Where will I be able to find the voting results of the Shareholder Meeting?

A:

We will announce preliminary voting results at the Shareholder Meeting. We will also disclose voting results on a Current Report on Form 8-K that we will file with the SEC within four business days after the Shareholder Meeting. If final voting results are not available to us in time to file a Current Report on Form

8-K within four business days after the Shareholder Meeting, we will file a Current Report on Form 8-K to publish preliminary results and will provide the final results in an amendment to such Current Report on Form 8-K as soon as they become available.

Q:	If I vote for or against the Extension Amendment Proposal, do I need to request that my shares be redeemed?

A:

Yes. Whether you vote “FOR” or “AGAINST” the Extension Amendment Proposal, or do not vote at all, you may elect to redeem your shares upon the approval or effectiveness of the Charter Extension. However, you will need to submit a redemption request for your shares if you choose to redeem.

Q:	Will how I vote affect my ability to exercise redemption rights?

A:

No. So long as you are a holder at the time of exercise, you may exercise your redemption rights whether or not you are a holder of Public Shares on the Record Date, or whether you are a holder and vote your Public Shares of AACT on the Extension Amendment Proposal (for or against) or any other proposal described by this proxy statement. As a result, the Charter Extension can be approved by shareholders who will redeem their Public Shares and no longer remain shareholders, leaving shareholders who choose not to redeem their Public Shares holding shares in a company with a potentially less liquid trading market, fewer shareholders, potentially less cash and the potential inability to meet the continued listing standards of the New York Stock Exchange (“NYSE”).

Q:	May I change my vote after I have mailed my signed proxy card?

A:

Yes. Shareholders may send a later-dated, signed proxy card to AACT at 245 Park Avenue, 44th Floor, New York, NY 10167 so that it is received by AACT prior to the vote at the Shareholder Meeting (which is scheduled to take place on April 22, 2025) or attend the Shareholder Meeting in person (which would include presence at the virtual Shareholder Meeting) and vote. Shareholders also may revoke their proxy by sending a notice of revocation to AACT’s Chief Executive Officer, which must be received by AACT’s Chief Executive Officer to the vote at the Shareholder Meeting. However, if your shares are held in “street name” by your broker, bank or another nominee, you must contact your broker, bank or other nominee to change your vote.

Q:	How are votes counted?

A:

Votes will be counted by the inspector of election appointed for the Shareholder Meeting, who will separately count “FOR” and “AGAINST” votes, “ABSTAIN” and broker non-votes. The approval of the Extension Amendment Proposal requires a special resolution under Cayman Islands law, being the affirmative vote of at least a two-thirds (2/3) majority of the votes cast by the holders of the issued Ordinary Shares who are present in person, virtually or represented by proxy and entitled to vote on the Extension Amendment Proposal at the Shareholder Meeting. Approval of the Adjournment Proposal requires an ordinary resolution under Cayman Islands law, being the affirmative vote of at least a majority of the votes cast by the holders of the issued Ordinary Shares who are present in person, virtually or represented by proxy and entitled to vote on the Adjournment Proposal at the Shareholder Meeting.

Shareholders who attend the Shareholder Meeting, either in person, virtually or by proxy (or, if a corporation or other non-natural person, by sending their duly authorized representative or proxy), will be counted (and the number of Ordinary Shares held by such shareholders will be counted) for the purposes of determining whether a quorum is present at the Shareholder Meeting. The presence, in person, virtually or by proxy or by duly authorized representative, at the Shareholder Meeting of the holders of a majority of all issued and outstanding Ordinary Shares entitled to vote at the Shareholder Meeting shall constitute a quorum for the Shareholder Meeting.

At the Shareholder Meeting, only those votes which are actually cast, either “FOR” or “AGAINST”, the Extension Amendment Proposal or the Adjournment Proposal, will be counted for the purposes of determining whether the Extension Amendment Proposal or the Adjournment Proposal are approved. The Ordinary Shares which are not voted at the Shareholder Meeting will have no effect on the outcome of such votes. Abstentions, while considered present for the purposes of establishing a quorum, will not count as votes cast and will have no effect on the outcome of the vote on the Extension Amendment Proposal or the Adjournment Proposal. Additionally, because both of the proposals to be voted on at the Shareholder Meeting are “non-routine” matters, banks, brokers and other nominees will not have authority to vote on any proposals unless instructed, and therefore AACT does not expect there to be any broker non-votes at the Shareholder Meeting.

Q:	If my shares are held in “street name,” will my broker, bank or nominee automatically vote my shares for me?

A:

If your shares are held in “street name” in a stock brokerage account or by a broker, bank or other nominee, you must provide the record holder of your shares with instructions on how to vote your shares. Please follow the voting instructions provided by your broker, bank or other nominee. Please note that you may not vote shares held in “street name” by returning a proxy card directly to AACT or by voting online at the Shareholder Meeting unless you provide a “legal proxy,” which you must obtain from your broker, bank or other nominee.

Under the rules of the NYSE, brokers who hold shares in “street name” for a beneficial owner of those shares typically have the authority to vote in their discretion on “routine” proposals when they have not received instructions from beneficial owners. However, brokers are not permitted to exercise their voting discretion with respect to the approval of matters that the NYSE determines to be “non-routine” without specific instructions from the beneficial owner. It is expected that all proposals to be voted on at the Shareholder Meeting are “non-routine” matters and therefore, AACT does not expect there to be any broker non-votes at the Shareholder Meeting.

If you are an AACT shareholder holding your shares in “street name” and you do not instruct your broker, bank or other nominee on how to vote your shares, your broker, bank or other nominee will not vote your shares on the Extension Amendment Proposal or the Adjournment Proposal. Accordingly, your bank, broker, or other nominee can vote your shares at the Shareholder Meeting only if you provide instructions on how to vote. You should instruct your broker to vote your shares as soon as possible in accordance with directions you provide.

Abstentions will be considered present for the purposes of establishing a quorum but, as a matter of Cayman Islands law, will not constitute votes cast at the Shareholder Meeting and therefore will have no effect on the approval of each of the proposals as a matter of Cayman Islands law.

Q:	Does the Board recommend voting “FOR” the approval of the Extension Amendment Proposal and the Adjournment Proposal?

A:

Yes. After careful consideration of the terms and conditions of the Extension Amendment Proposal, the Board has determined that the Extension Amendment Proposal is in the best interest of AACT and its shareholders. The Board recommends that AACT’s shareholders vote “FOR” the Extension Amendment Proposal.

Additionally, the Board has determined that the Adjournment Proposal is in the best interests of AACT and its shareholders and recommends that AACT’s shareholders vote “FOR” the Adjournment Proposal.

Q:	What interests do AACT’s directors and officers have in the approval of the Extension Amendment Proposal?

A:

AACT’s directors and officers may have interests in the Extension Amendment Proposal that may be different from, or in addition to, your interests as a shareholder. These interests include, among others, ownership, indirectly through the Sponsor, of Class B Ordinary Shares and Private Placement Warrants. See the section entitled “Proposal No. 1—The Extension Amendment Proposal—Certain Interests of AACT’s Directors and Officers and Others in the Extension Amendment Proposal” in this proxy statement.

Q:	Do I have appraisal rights or dissenters’ rights if I object to the Extension Amendment Proposal?

A:	No. There are no appraisal rights available to AACT’s shareholders in connection with the Extension Amendment Proposal.

Q:	If I am a Public Warrant (defined below) holder, can I exercise redemption rights with respect to my Public Warrants?

A:

No. The holders of warrants issued in connection with AACT’s initial public offering (with a whole warrant representing the right to acquire one Class A Ordinary Share at an exercise price of $11.50 per share) (the “Public Warrants”) have no redemption rights with respect to such Public Warrants.

Q:	What do I need to do now?

A:

You are urged to read carefully and consider the information contained in this proxy statement and to consider how the Extension Amendment Proposal and the Adjournment Proposal will affect you as a shareholder. You should then vote as soon as possible in accordance with the instructions provided in this proxy statement and on the enclosed proxy card. If you hold your shares through a brokerage firm, bank or other nominee, then you should vote in accordance with the voting instruction form provided by your broker, bank or nominee.

Q:	How do I exercise my redemption rights?

A:	If the Charter Extension is approved and you are a holder of Class A Ordinary Shares and wish to exercise your right to redeem your Class A Ordinary Shares, you must:

(i)

(a) hold Class A Ordinary Shares or (b) hold Class A Ordinary Shares through Units and elect to separate your Units into the underlying Class A Ordinary Shares and Public Warrants prior to exercising your redemption rights with respect to the Class A Ordinary Shares; and

(ii)

prior to 5:00 p.m., Eastern Time, on April 18, 2025 (two business days prior to the initially scheduled date of the Shareholder Meeting) (a) submit a written request to the Transfer Agent that AACT redeem your Class A Ordinary Shares for cash and (b) deliver your Class A Ordinary Shares to the Transfer Agent (together with any applicable share certificates and redemption forms), either physically or electronically through Depository Trust Company (“DTC”).

The address of the Transfer Agent is listed under the question “Who can help answer my questions?” below.

Holders of Units must elect to separate the underlying Class A Ordinary Shares and Public Warrants prior to exercising redemption rights with respect to the Class A Ordinary Shares. If holders hold their Units in an account at a brokerage firm or bank, holders must notify their broker or bank that they elect to separate the Units into the underlying Class A Ordinary Shares and Public Warrants. If a holder holds Units registered in its own name, the holder must contact the Transfer Agent directly and instruct it to do so.

In connection with the approval of the Extension Amendment Proposal, holders of Class A Ordinary Shares will be entitled to request that their Class A Ordinary Shares be redeemed for a per share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account calculated as of two business days prior to the Shareholder Meeting, including interest earned on the funds held in the Trust Account, divided by the number of then-outstanding Class A Ordinary Shares. As of the Record Date, this would have amounted to approximately $11.11 per Public Share. However, the proceeds deposited in the Trust Account could become subject to the claims of our creditors, if any, which could have priority over the claims of our public shareholders. Therefore, the per share distribution from the Trust Account in such a situation may be less than originally anticipated due to such claims. We anticipate that the funds to be distributed to public shareholders electing to redeem their Class A Ordinary Shares will be distributed promptly after the Shareholder Meeting.

Any request for redemption, once made by a holder of Class A Ordinary Shares, may be withdrawn at any time until the deadline for exercising redemption requests and following such deadline, with our consent, until the Shareholder Meeting. If you deliver your shares (along with any applicable share certificates and redemption forms) for redemption to the Transfer Agent and later decide prior to the Shareholder Meeting not to elect redemption, you may request that AACT instruct the Transfer Agent to return the shares (and any applicable share certificates) (either physically or electronically through DTC, as required). You may make such request by contacting the Transfer Agent at the phone number or address listed at the end of this section. We will be required to honor such request only if made prior to the deadline for exercising redemption requests.

Any corrected or changed written exercise of redemption rights must be received by the Transfer Agent prior to the deadline for exercising redemption requests and, following such deadline, with our consent, prior to Shareholder Meeting. No request for redemption will be honored unless the holder’s shares have been delivered (either physically or electronically through DTC) to the Transfer Agent by 5:00 p.m., Eastern Time, on April 18, 2025 (two business days prior to the initially scheduled date of the Shareholder Meeting).

If a holder of Class A Ordinary Shares properly makes a request for redemption and the Class A Ordinary Shares are delivered as described above, then, AACT will redeem Class A Ordinary Shares for a pro rata portion of funds deposited in the Trust Account, calculated as of two business days prior to the Shareholder Meeting. If you are a holder of Class A Ordinary Shares and you exercise your redemption rights, it will not result in the loss of the Public Warrants that you may hold.

Q:	What should I do if I receive more than one set of voting materials for the Shareholder Meeting?

A:

You may receive more than one set of voting materials for the Shareholder Meeting, including multiple copies of this proxy statement and multiple proxy cards or voting instruction cards. For example, if you hold your shares in more than one brokerage account, you will receive a separate voting instruction card for each brokerage account in which you hold shares. If you are a holder of record and your shares are registered in more than one name, you will receive more than one proxy card. Please complete, sign, date and return each proxy card and voting instruction card that you receive in order to cast your vote with respect to all of your shares.

Q:	Who will solicit and pay the cost of soliciting proxies for the Shareholder Meeting?

A:

AACT will pay the cost of soliciting proxies for the Shareholder Meeting. AACT has engaged Sodali & Co (“Sodali”) to assist in the solicitation of proxies for the Shareholder Meeting. AACT will also reimburse banks, brokers and other custodians, nominees and fiduciaries representing beneficial owners of Class A Ordinary Shares for their expenses in forwarding soliciting materials to beneficial owners of Class A Ordinary Shares and in obtaining voting instructions from those owners. The directors and officers and employees of AACT may also solicit proxies by telephone, by facsimile, by mail or on the internet. They will not be paid any additional amounts for soliciting proxies.

Q:	Who can help answer my questions?

A:	If you have questions about the proposals or if you need additional copies of this proxy statement or the enclosed proxy card you should contact:

Sodali & Co

333 Ludlow Street, 5th Floor, South Tower

Stamford, CT 06902

Individuals call toll-free (800) 662-5200

Banks and brokers call (203) 658-9400

Email: AACT.info@investor.sodali.com

You also may obtain additional information about AACT from documents filed with the SEC by following the instructions in the section titled “Where You Can Find More Information.” If you are a holder of Class A Ordinary Shares and you intend to seek redemption of your shares, you will need to deliver your Class A Ordinary Shares to the Transfer Agent (together with any applicable share certificates and redemption forms) (either physically or electronically through DTC) at the address below prior to 5:00 p.m., Eastern Time, on April 18, 2025 (two business days prior to the initially scheduled date of the Shareholder Meeting). If you have questions regarding the certification of your position or delivery of your shares, please contact:

Continental Stock Transfer & Trust Company

One State Street Plaza, 30th Floor

New York, New York 10004

E-mail: spacredemptions@continentalstock.com

EXTRAORDINARY GENERAL MEETING OF AACT SHAREHOLDERS

This proxy statement is being provided to AACT shareholders as part of a solicitation of proxies by the Board for use at the extraordinary general meeting of AACT shareholders to be held on April 22, 2025, and at any adjournment. This proxy statement contains important information regarding the Shareholder Meeting, the proposals on which you are being asked to vote and information you may find useful in determining how to vote and voting procedures.

This proxy statement is being first mailed on or about April 4, 2025 to all shareholders of record of AACT as of the Record Date. Shareholders of record who owned Ordinary Shares at the close of business on the Record Date are entitled to receive notice of, attend and vote at the Shareholder Meeting.

Date, Time and Place of Shareholder Meeting

The Shareholder Meeting will be held on April 22, 2025 at 4:00 p.m., Eastern Time, electronically at https://www.cstproxy.com/aresacquisitioncorporationii/2025. For the purposes of the amended and restated memorandum and articles of association of AACT, the physical place of the meeting will be at Kirkland & Ellis LLP, 601 Lexington Ave, New York, NY 10022. However, in order to facilitate access for our shareholders, the Shareholder Meeting will be held in virtual meeting format. There is no requirement to attend the Shareholder Meeting in person. Shareholders will be afforded the same rights and opportunities to vote, ask questions and participate as they would at an in-person extraordinary general meeting. In particular, shareholders may submit questions in advance of the Shareholder Meeting by following the instructions and rules of conduct on the Shareholder Meeting website. You can participate in the Shareholder Meeting and vote via live webcast by visiting https://www.cstproxy.com/aresacquisitioncorporationii/2025.

You can pre-register to attend the virtual Shareholder Meeting starting April 17, 2025 at 9:00 a.m., Eastern Time (three business days prior to the meeting date). Enter the URL address into your browser https://www.cstproxy.com/aresacquisitioncorporationii/2025, enter your control number, name and email address. Once you pre-register you can vote or enter questions in the chat box. At the start of the Shareholder Meeting you will need to log in again using your control number and will also be prompted to enter your control number if you vote during the Shareholder Meeting.

Shareholders who hold their investments through a bank or broker, will need to contact the Transfer Agent to receive a control number. If you plan to vote at the Shareholder Meeting you will need to have a legal proxy from your bank or broker. If you would like to join and not vote, the Transfer Agent will issue you a guest control number with proof of ownership. Either way you must contact the Transfer Agent for specific instructions on how to receive the control number. The Transfer Agent can be contacted at 917-262-2373, or via email at proxy@continentalstock.com. Please allow up to 72 hours prior to the meeting for processing your control number.

If you do not have access to the internet, you can listen only to the meeting by dialing 1 800-450-7155 (toll-free) (or +1 857-999-9155 if you are located outside the United States and Canada (standard rates apply)) and when prompted enter the pin number 8534869#. Please note that you will not be able to vote or ask questions at the Shareholder Meeting if you choose to participate telephonically.

The Proposals at the Shareholder Meeting

At the Shareholder Meeting, AACT shareholders will consider and vote on the following proposals:

1.

Proposal No. 1—Extension Amendment Proposal—To amend, by special resolution, the Memorandum and Articles of Association to extend the date by which AACT has to consummate a Business Combination from April 25, 2025 to January 26, 2026, or such earlier date as the Board may approve, or such later date as the shareholders may approve, in accordance with the Memorandum and Articles of Association; and

2.

Proposal No. 2—Adjournment Proposal—To adjourn the Shareholder Meeting to a later date or dates or indefinitely, if necessary, either: (i) to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Shareholder Meeting, there are insufficient Ordinary Shares represented (either in person, virtually or by proxy) to constitute a quorum necessary to conduct business at the Shareholder Meeting or to approve the Extension Amendment Proposal; or (ii) if the Board determines before the Shareholder Meeting that it is not necessary or no longer desirable to proceed with the Extension Amendment Proposal.

Voting Power; Record Date

As a shareholder of AACT, you have a right to vote on certain matters affecting AACT. The proposals that will be presented at the Shareholder Meeting and upon which you are being asked to vote are summarized above and fully set forth in this proxy statement. You will be entitled to vote or direct votes to be cast at the Shareholder Meeting if you owned Ordinary Shares at the close of business on March 17, 2025, which is the Record Date for the Shareholder Meeting. You are entitled to one vote for each Ordinary Share that you owned as of the close of business on the Record Date. If your shares are held in “street name” or are in a margin or similar account, you should contact your broker, bank or other nominee to ensure that votes related to the shares you beneficially own are properly counted. On the Record Date, there were 62,500,000 issued and outstanding Ordinary Shares, of which 50,000,000 Class A Ordinary Shares are held by AACT public shareholders and 12,500,000 Class B Ordinary Shares are held by the Sponsor.

Recommendation of the Board

THE BOARD UNANIMOUSLY RECOMMENDS THAT YOU

VOTE “FOR” EACH OF THESE PROPOSALS

Quorum

The presence, in person, virtually or by proxy, of shareholders holding a majority of the Ordinary Shares at the Shareholder Meeting constitutes a quorum at the Shareholder Meeting. Abstentions will be considered present for the purposes of establishing a quorum. The Sponsor who owns 20.0% of the issued and outstanding Ordinary Shares as of the Record Date, will count towards this quorum. As a result, as of the Record Date, in addition to the shares of the Sponsor, an additional 18,750,001 Ordinary Shares held by public shareholders would be required to be present at the Shareholder Meeting to achieve a quorum.

Abstentions and Broker Non-Votes

Abstentions will be considered present for the purposes of establishing a quorum but, as a matter of Cayman Islands law, will not constitute votes cast at the Shareholder Meeting and therefore will have no effect on the approval of the proposals voted upon at the Shareholder Meeting.

Under NYSE rules, if a shareholder holds their shares in “street” name through a bank, broker or other nominee and the shareholder does not instruct their broker, bank or other nominee how to vote their shares on a proposal, the broker, bank or other nominee has the authority to vote the shares in its discretion on certain “routine” matters. However, banks, brokers and other nominees are not authorized to exercise their voting discretion on “non-routine” matters. This can result in a “broker non-vote,” which occurs on a proposal when: (i) a bank, broker or other nominee has discretionary authority to vote on one or more “routine” proposals to be voted on at a meeting of shareholders; (ii) there are one or more “non-routine” proposals to be voted on at the meeting for which the bank, broker or other nominee does not have authority to vote without instructions from the beneficial owner of the shares; and (iii) the beneficial owner fails to provide the bank, broker or other nominee with voting instructions on a “non-routine” matter.

We believe that both of the proposals to be voted on at the Shareholder Meeting will be considered non-routine matters. As a result, if you hold your shares in street name, your bank, brokerage firm or other nominee cannot vote your shares on the proposals to be voted on at the Shareholder Meeting without your instruction.

Because both of the proposals to be voted on at the Shareholder Meeting are “non-routine” matters, banks, brokers and other nominees will not have authority to vote on proposals unless instructed, so AACT does not expect there to be any broker non-votes at the Shareholder Meeting.

Vote Required for Approval

The approval of the Extension Amendment Proposal requires a special resolution under Cayman Islands law, being the affirmative vote of at least a two-thirds (2/3) majority of the votes cast by the holders of the issued Ordinary Shares who are present in person, virtually or represented by proxy and entitled to vote on the Extension Amendment Proposal at the Shareholder Meeting.

Approval of the Adjournment Proposal requires an ordinary resolution under Cayman Islands law, being the affirmative vote of at least a majority of the votes cast by the holders of the issued Ordinary Shares who are present in person, virtually or represented by proxy and entitled to vote on the Adjournment Proposal at the Shareholder Meeting.

The Sponsor intends to vote all of its Ordinary Shares in favor of the proposals being presented at the Shareholder Meeting. As of the Record Date, the Sponsor owns 20.0% of the issued and outstanding Ordinary Shares.

The following table reflects the number of additional Public Shares required to approve each proposal:

		Number of Additional Public Shares Required to Approve Proposals
Proposals	Approval Proposals	If Only Quorum is Present and All Present Shares Cast Votes	If All Shares are Present and All Present Shares Cast Votes
Extension Amendment Proposal	Special Resolution[1]	8,333,334	29,166,667
Adjournment Proposal	Ordinary Resolution[2]	3,125,001	18,750,001

1

Under Cayman law, a special resolution requires the affirmative vote of at least a two-thirds (2/3) majority of the votes cast by the holders of the issued Ordinary Shares who are present in person, virtually or represented by proxy and entitled to vote on the Extension Amendment Proposal at the Shareholder Meeting.

2

Under Cayman law, an ordinary resolution requires the affirmative vote of at least a majority of the votes cast by the holders of the issued Ordinary Shares who are present in person, virtually or represented by proxy and entitled to vote on the Adjournment Proposal at the Shareholder Meeting.

Voting Your Shares

If you were a holder of record of Ordinary Shares as of the close of business on the Record Date, you may vote with respect to the proposals in person or virtually at the Shareholder Meeting, or by completing, signing, dating and returning the enclosed proxy card in the postage-paid envelope provided. Your proxy card shows the number of Ordinary Shares that you own. If your shares are held in “street name” or are in a margin or similar account, you should contact your broker to ensure that votes related to the shares you beneficially own are properly counted.

If you are a holder of record of the Ordinary Shares, including those shares held as a constituent part of our Units, you may vote virtually at the Shareholder Meeting or by submitting a proxy for the Shareholder Meeting. Whether or not you plan to attend the Shareholder Meeting, AACT urges you to vote by proxy to ensure your vote is counted. You may submit your proxy by completing, signing, dating and returning the enclosed proxy card in the accompanying pre-addressed postage paid envelope. You may still attend the Shareholder Meeting and vote if you have already voted by proxy.

If your shares, including those shares held as a constituent part of our Units, are held in “street name” by a broker or other agent, you have the right to direct your broker or other agent on how to vote the shares in your account. You are also invited to attend the Shareholder Meeting. However, since you are not the holder of record, you may not vote your shares virtually at the Shareholder Meeting unless you request and obtain a valid proxy from your broker or other agent.

You may attend, vote and examine the list of shareholders entitled to vote at the Shareholder Meeting by visiting https://www.cstproxy.com/aresacquisitioncorporationii/2025 and entering the control number found on your proxy card, voting instruction form or notice included in the proxy materials.

Revoking Your Proxy

If you give a proxy, you may revoke it at any time before the Shareholder Meeting or at the Shareholder Meeting by doing any one of the following:

•	you may send another proxy card with a later date;

•

you may notify AACT’s Chief Executive Officer in writing to Ares Acquisition Corporation II, 245 Park Avenue, 44th Floor, New York, NY 10167, before the Shareholder Meeting that you have revoked your proxy; or

•	you may attend the Shareholder Meeting, revoke your proxy, and vote in person or virtually, as indicated above.

No Additional Matters

The Shareholder Meeting has been called only to consider and vote on the approval of the Extension Amendment Proposal and the Adjournment Proposal. Under the Memorandum and Articles of Association, other than procedural matters incident to the conduct of the Shareholder Meeting, no other matters may be considered at the Shareholder Meeting if they are not included in this proxy statement, which serves as the notice of the Shareholder Meeting.

Who Can Answer Your Questions about Voting

If you are an AACT shareholder and have questions about how to vote or direct a vote in respect of your Ordinary Shares, you may call Sodali, our proxy solicitor, by calling (800) 662-5200 (toll-free), or banks and brokers can call (203) 658-9400, or by emailing AACT.info@investor.sodali.com.

Redemption Rights

Pursuant to the Memorandum and Articles of Association, holders of Class A Ordinary Shares may seek to redeem their shares for cash, regardless of whether they vote for or against, or whether they abstain from voting on, the Extension Amendment Proposal. In connection with the approval of the Extension Amendment Proposal, shareholders holding Class A Ordinary Shares may demand that AACT redeem such shares for a full pro rata portion of the Trust Account (which, for illustrative purposes, was $11.11 per share as of the Record Date), calculated as of two business days prior to the Shareholder Meeting. If a holder properly seeks redemption as described in this section, AACT will redeem these shares for a pro rata portion of funds deposited in the Trust Account and the holder will no longer own these shares following the Shareholder Meeting.

As a holder of Class A Ordinary Shares, you will be entitled to receive cash for the Class A Ordinary Shares to be redeemed only if you:

(i)	hold Class A Ordinary Shares;

(ii)

submit a written request to Continental, AACT’s transfer agent, in which you: (i) request that AACT redeem all or a portion of your Class A Ordinary Shares for cash; and (ii) identify yourself as the beneficial holder of the Class A Ordinary Shares and provide your legal name, phone number and address; and

(iii)	deliver your Class A Ordinary Shares to Continental (together with any applicable share certificates and redemption forms), either physically or electronically through DTC.

Holders must complete the procedures for electing to redeem their Class A Ordinary Shares in the manner described above prior to 5:00 p.m., Eastern Time, on April 18, 2025 (two business days prior to the initially scheduled date of the Shareholder Meeting) (the “Redemption Deadline”) in order for their shares to be redeemed.

The redemption rights include the requirement that a holder must identify itself in writing as a beneficial holder and provide its legal name, phone number and address to Continental in order to validly redeem its shares.

If you hold your shares in “street name,” you will have to coordinate with your broker to have your shares certificated or delivered electronically. Shares of AACT that have not been tendered (either physically or electronically through DTC) in accordance with these procedures will not be redeemed for cash. There is a nominal cost associated with this tendering process and the act of certificating the shares or delivering them through DTC’s DWAC system. The Transfer Agent will typically charge the tendering broker $80 and it would be up to the broker whether or not to pass this cost on to the redeeming shareholder.

Any request for redemption, once made by a holder of Class A Ordinary Shares, may not be withdrawn following the Redemption Deadline, unless the Board determines (in its sole discretion) to permit such withdrawal of a redemption request (which it may do in whole or in part).

Any corrected or changed written exercise of redemption rights must be received by Continental, AACT’s transfer agent, at least two business days prior to the initially scheduled date of the Shareholder Meeting. No request for redemption will be honored unless the holder’s Class A Ordinary Shares have been delivered (either physically or electronically through DTC) to Continental, AACT’s transfer agent, prior to 5:00 p.m., Eastern Time, on April 18, 2025 (two business days prior to the initially scheduled date of the Shareholder Meeting).

Notwithstanding the foregoing, without our prior consent, a public shareholder, together with any affiliate of such public shareholder or any other person with whom such public shareholder is acting in concert or as a “group” (as defined in Section 13(d)(3) of the U.S. Securities Exchange Act of 1934, as amended (the “Exchange Act”)), will be restricted from redeeming its Class A Ordinary Shares with respect to more than an aggregate of 15% of the Class A Ordinary Shares sold in the initial public offering. Accordingly, if a public shareholder, alone or acting in concert or as a group, seeks to redeem more than 15% of the Class A Ordinary Shares sold in the initial public offering, then any such shares in excess of that 15% limit would not be redeemed for cash, without our prior consent.

The closing price of Class A Ordinary Shares on the Record Date was $11.17 per share. The cash held in the Trust Account on such date was approximately $555,615,780 ($11.11 per Class A Ordinary Share). Prior to exercising redemption rights, shareholders should verify the market price of Class A Ordinary Shares as they may receive higher proceeds from the sale of their ordinary shares in the public market than from exercising their redemption rights if the market price per share is higher than the redemption price. AACT cannot assure its shareholders that they will be able to sell their Class A Ordinary Shares in the open market, even if the market price per share is higher than the redemption price stated above, as there may not be sufficient liquidity in its securities when its shareholders wish to sell their shares.

If a holder of Class A Ordinary Shares exercises their redemption rights, then such holder will be exchanging its Class A Ordinary Shares for cash and will no longer own those shares. You will be entitled to receive cash for these shares only if you properly demand redemption by delivering your share certificate (either physically or electronically through DTC) to AACT’s transfer agent two business days prior to the initially scheduled date of the Shareholder Meeting.

For a discussion of material U.S. federal income tax considerations for shareholders with respect to the exercise of these redemption rights, see “Material U.S. Federal Income Tax Considerations for Shareholders Exercising Redemption Rights.” The consequences of a redemption to a particular shareholder will depend on that shareholder’s particular facts and circumstances. Accordingly, you are urged to consult your tax advisor to determine your tax consequences from the exercise of your redemption rights, including the applicability and effect of U.S. federal, state, local and non-U.S. income and other tax laws in light of your particular circumstances.

Appraisal Rights

There are no appraisal rights available to AACT’s shareholders in connection with the Extension Amendment Proposal.

Proxy Solicitation Costs

AACT is soliciting proxies on behalf of the Board. This proxy solicitation is being made by mail, but also may be made by telephone or in person. AACT has engaged Sodali to assist in the solicitation of proxies for the Shareholder Meeting. AACT and its directors and officers and employees may also solicit proxies in person. AACT will ask banks, brokers and other institutions, nominees and fiduciaries to forward this proxy statement and the related proxy materials to their principals and to obtain their authority to execute proxies and voting instructions.

AACT will bear the entire cost of the proxy solicitation, including the preparation, assembly, printing, mailing and distribution of this proxy statement and the related proxy materials. AACT will pay Sodali a fee of $35,000 plus disbursements, reimburse Sodali for its reasonable out-of-pocket expenses and indemnify Sodali and its affiliates against certain claims, liabilities, losses, damages and expenses for its services as AACT’s proxy solicitor. AACT will reimburse brokerage firms and other custodians for their reasonable out-of-pocket expenses for forwarding this proxy statement and the related proxy materials to AACT shareholders. Directors and officers and employees of AACT who solicit proxies will not be paid additional compensation for soliciting.

PROPOSAL NO. 1—THE EXTENSION AMENDMENT PROPOSAL

Overview

AACT is proposing to amend its Memorandum and Articles of Association to extend the date by which AACT has to consummate a Business Combination to the Charter Extension Date so as to give AACT additional time to complete a Business Combination.

Without the Charter Extension, AACT believes that AACT may not be able to complete a Business Combination on or before April 25, 2025. If that were to occur, AACT would be forced to liquidate the Trust Account.

As contemplated by the Memorandum and Articles of Association, the holders of Public Shares may elect to redeem all or a portion of their Public Shares in exchange for their pro rata portion of the funds held in the Trust Account if the Charter Extension is approved.

On the Record Date, the redemption price per share was approximately $11.11, based on the aggregate amount on deposit in the Trust Account of approximately $555,615,780 as of the Record Date, divided by the total number of then outstanding Public Shares. The closing price of the Class A Ordinary Shares on the NYSE on the Record Date was $11.17. Accordingly, if the market price of the Class A Ordinary Shares were to remain the same until the date of the Shareholder Meeting, exercising redemption rights would result in a public shareholder receiving approximately $0.06 less per share than if the shares were sold in the open market. AACT cannot assure shareholders that they will be able to sell their Class A Ordinary Shares in the open market, even if the market price per share is lower than the redemption price stated above, as there may not be sufficient liquidity in its securities when such shareholders wish to sell their shares. AACT believes that such redemption right enables its public shareholders to determine whether or not to sustain their investments for an additional period if AACT does not complete a Business Combination on or before April 25, 2025.

Reasons for the Extension Amendment Proposal

The Memorandum and Articles of Association provide that AACT has until April 25, 2025, or such earlier date as the Board may approve, or such later date as the shareholders may approve, in accordance with the Memorandum and Articles of Association, to complete a Business Combination. AACT and its officers and directors agreed that they would not seek to amend the Memorandum and Articles of Association to allow for a longer period of time to complete a Business Combination unless AACT provided holders of its Public Shares with the right to seek redemption of their Public Shares in connection therewith. The Board believes that it is in the best interests of AACT shareholders that the Charter Extension be obtained so that AACT will have an additional amount of time to consummate a Business Combination. Without the Charter Extension, AACT believes that AACT may not be able to complete a Business Combination on or before April 25, 2025. If that were to occur, AACT would be forced to liquidate the Trust Account.

The Extension Amendment Proposal is essential to allowing AACT additional time to consummate a Business Combination. Approval of the Extension Amendment Proposal is a condition to the implementation of the Charter Extension. Unless the Extension Amendment Proposal is approved, AACT will not proceed with the Charter Extension.

If the Extension Amendment Proposal is Not Approved

If the Extension Amendment Proposal is not approved, and a Business Combination is not completed on or before April 25, 2025, AACT will as promptly as reasonably possible but not more than ten business days following April 25, 2025, redeem the Public Shares. The redemption will be at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account (less taxes payable and up to US$100,000 of interest income to pay liquidation expenses), divided by the number of the then-outstanding Public Shares. The redemption will completely extinguish public shareholders’ rights as shareholders (including the right to receive further liquidation distributions, if any), subject to AACT’s obligations under Cayman Islands law to provide for claims of creditors and other requirements of applicable law.

The Sponsor has waived its rights to participate in any liquidation distribution with respect to the 12,500,000 Class B Ordinary Shares held by it. There will be no distribution from the Trust Account with respect to AACT’s warrants, which may expire worthless in the event AACT liquidates the Trust Account.

If the Extension Amendment Proposal is Approved

If the Extension Amendment Proposal is approved, AACT shall procure that all filings required to be made with the Registrar of Companies of the Cayman Islands in connection with the Extension Amendment Proposal to extend the time it has to complete a Business Combination until the Charter Extension Date are made. AACT will then continue to attempt to consummate a Business Combination until the Charter Extension Date unless the Board, in its sole discretion, determines that an earlier liquidation is in the best interests of ACC’s shareholders. AACT will remain a reporting company under the Exchange Act and its Class A Ordinary Shares and Public Warrants will remain publicly traded during this time.

You are not being asked to vote on a Business Combination at this time. If the Charter Extension is implemented and you do not elect to redeem your Public Shares, provided that you are a shareholder on the record date for the extraordinary general meeting to consider a Business Combination, you will be entitled to vote on such Business Combination when it is submitted to shareholders. You will also retain the right to redeem your Public Shares for cash in the event such Business Combination is approved and completed or we have not consummated a Business Combination by the Charter Extension Date.

Certain Interests of AACT’s Directors and Officers and Others in the Extension Amendment Proposal.

When you consider the recommendation of the Board, AACT shareholders should be aware that aside from their interests as shareholders, certain members of AACT’s Board and officers and the AACT Initial Shareholders have interests that are different from, or in addition to, those of other shareholders generally. The Board was aware of and considered these interests, among other matters, in recommending to AACT shareholders that they approve the Extension Amendment Proposal. AACT shareholders should take these interests into account in deciding whether to approve the Extension Amendment Proposal. In particular:

•

the Sponsor (including certain of AACT’s officers and directors who are members of the Sponsor), has invested in AACT an aggregate of $14,325,000, comprising of the $25,000 purchase price for 12,500,000 Class B Ordinary Shares and the $14,300,000 purchase price for 14,300,000 Private Placement Warrants. Some of AACT’s officers and directors have a direct or indirect economic interest in such shares. Assuming a trading price of $11.17 per Class A Ordinary Share and $0.345 per Public Warrant (based upon the respective closing prices of the Class A Ordinary Shares and the Public Warrants on the NYSE on the Record Date), the 12,500,000 Class B Ordinary Shares and 14,300,000 Private Placement Warrants would have an implied aggregate market value of $144,558,500. Even if the trading price of the shares of Class A Ordinary Shares were as low as $1.15 per share, the aggregate market value of the Class B Ordinary Shares alone (without taking into account the value of the Private Placement Warrants) would be approximately equal to the initial investment in AACT by the Sponsor. As a result, if a Business Combination is completed, the Sponsor is likely to be able to make a substantial profit on its investment in AACT at a time when the Class A Ordinary Shares have lost significant value. On the other hand, if the Extension Amendment Proposal is not approved and AACT is unable to complete a Business Combination before April 25, 2025, the Sponsor may lose its entire investment in AACT;

•

the Sponsor purchased 14,300,000 Private Placement Warrants for $14,300,000, or $1.00 per Private Placement Warrant, in a private placement that closed simultaneously with our initial public offering. Certain of AACT’s officers and directors have an indirect economic interest in such Private Placement Warrants. If the Extension Amendment Proposal is not approved and we do not consummate a Business Combination by April 25, 2025, then the proceeds from the sale of the AACT Private Placement Warrants will be part of the liquidating distribution to the public shareholders and the warrants held by our Sponsor may be worthless;

•

the Sponsor may lose its entire investment in AACT if the Extension Amendment Proposal is not approved and AACT does not complete a Business Combination by April 25, 2025 (or such earlier date as the Board may approve, or such later date as the shareholders may approve, in accordance with the Memorandum and Articles of Association). If the Extension Amendment Proposal is not approved, and a Business Combination is not completed on or before April 25, 2025, AACT will as promptly as reasonably possible but not more than ten business days following April 25, 2025, redeem the Public Shares. The redemption will be at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account (less taxes payable and up to US$100,000 of interest income to pay liquidation expenses), divided by the number of the then-outstanding Public Shares. The redemption will completely extinguish public shareholders’ rights as shareholders (including the right to receive further liquidation distributions, if any), subject to AACT’s obligations under Cayman Islands law to provide for claims of creditors and other requirements of applicable law. In such event, the 12,500,000 Class B Ordinary Shares purchased by the Sponsor for $25,000 and the 14,300,000 Private Placement Warrants purchased by the Sponsor for $14,300,000 may be worthless;

•

the Sponsor and AACT’s directors and officers have agreed not to redeem any of the Ordinary Shares held by them in connection with a shareholder vote to approve a Business Combination or the Extension Amendment Proposal;

•

the Sponsor and AACT’s officers and directors have agreed to waive their rights to liquidating distributions from the Trust Account with respect to the Ordinary Shares (other than Public Shares) held by them if the Extension Amendment Proposal is not approved and AACT fails to complete a Business Combination by April 25, 2025 (or such earlier date as the Board may approve, or such later date as the shareholders may approve, in accordance with the Memorandum and Articles of Association);

•

the Sponsor and AACT’s officers and certain directors may lose their entire investment in AACT and may not be reimbursed for loans extended, fees due or out-of-pocket expenses if the Extension Amendment Proposal is not approved and a Business Combination is not consummated by April 25, 2025 (or such earlier date as the Board may approve in accordance, or such later date as the shareholders may approve, with the Memorandum and Articles of Association). As of the date of this proxy statement there are loans extended, fees due and outstanding out-of-pocket expenses of $5,116,022 in the aggregate for which the Sponsor and AACT’s officers and directors are awaiting reimbursement;

•

if the Trust Account is liquidated, including in the event AACT is unable to complete a Business Combination within the required time period, Sponsor has agreed to indemnify AACT to ensure that the proceeds in the Trust Account are not reduced below $10.10 per Public Share, or such lesser per Public Share amount as is in the Trust Account on the liquidation date, by the claims of prospective target businesses with which AACT has entered into an acquisition agreement or claims of any third party for services rendered or products sold to AACT, but only if such a vendor or target business has not executed a waiver of all rights to seek access to the Trust Account;

•	the continued receipt of director fees paid in cash to AACT’s independent directors as described in the Annual Report; and

•	the continued indemnification of AACT’s existing directors and officers and continued coverage under a directors’ and officers’ liability insurance policy after a Business Combination.

Redemption Rights

Pursuant to the Memorandum and Articles of Association, holders of Class A Ordinary Shares may seek to redeem their shares for cash, regardless of whether they vote for or against, or whether they abstain from voting on, the Extension Amendment Proposal. In connection with the approval of the Extension Amendment Proposal, shareholders holding Class A Ordinary Shares may demand that AACT redeem such shares for a full pro rata portion of the Trust Account (which, for illustrative purposes, was $11.11 per share as of the Record Date), calculated as of two business days prior to the Shareholder Meeting. If a holder properly seeks redemption as described in this section, AACT will redeem these shares for a pro rata portion of funds deposited in the Trust Account and the holder will no longer own these shares following the Shareholder Meeting. Unless the Extension Amendment Proposal is approved, AACT will not proceed with the Charter Extension.

As a holder of Class A Ordinary Shares, you will be entitled to receive cash for the Class A Ordinary Shares to be redeemed only if you:

(i)	hold Class A Ordinary Shares;

(ii)

submit a written request to Continental, AACT’s transfer agent, in which you: (i) request that AACT redeem all or a portion of your Class A Ordinary Shares for cash; and (ii) identify yourself as the beneficial holder of the Class A Ordinary Shares and provide your legal name, phone number and address; and

(iii)	deliver your Class A Ordinary Shares to Continental (together with any applicable share certificates and redemption forms), either physically or electronically through DTC.

Holders must complete the procedures for electing to redeem their Class A Ordinary Shares in the manner described above prior to 5:00 p.m., Eastern Time, on April 18, 2025 (two business days prior to the initially scheduled date of the Shareholder Meeting) in order for their shares to be redeemed.

The redemption rights include the requirement that a holder must identify itself in writing as a beneficial holder and provide its legal name, phone number and address to Continental in order to validly redeem its shares.

If you hold the shares in “street name,” you will have to coordinate with your broker to have your shares certificated or delivered electronically. Shares of AACT that have not been tendered (either physically or electronically through DTC) in accordance with these procedures will not be redeemed for cash. There is a nominal cost associated with this tendering process and the act of certificating the shares or delivering them through DTC’s DWAC system. The Transfer Agent will typically charge the tendering broker $80 and it would be up to the broker whether or not to pass this cost on to the redeeming shareholder.

Any request for redemption, once made by a holder of Class A Ordinary Shares, may not be withdrawn following the Redemption Deadline, unless the Board determines (in its sole discretion) to permit such withdrawal of a redemption request (which it may do in whole or in part).

Any corrected or changed written exercise of redemption rights must be received by Continental, AACT’s transfer agent, at least two business days prior to the initially scheduled date of the Shareholder Meeting. No request for redemption will be honored unless the holder’s Class A Ordinary Shares have been delivered (either physically or electronically through DTC) to Continental (together with any applicable share certificates and redemption forms) prior to 5:00 p.m., Eastern Time, on April 18, 2025 (two business days prior to the initially scheduled date of the Shareholder Meeting).

Notwithstanding the foregoing, without our prior consent, a public shareholder, together with any affiliate of such public shareholder or any other person with whom such public shareholder is acting in concert or as a “group” (as defined in Section 13(d)(3) of the Exchange Act), will be restricted from redeeming its Class A Ordinary Shares with respect to more than an aggregate of 15% of the Class A Ordinary Shares sold in the initial public offering. Accordingly, if a public shareholder, alone or acting in concert or as a group, seeks to redeem more than 15% of the Class A Ordinary Shares sold in the initial public offering, then any such shares in excess of that 15% limit would not be redeemed for cash, without our prior consent.

The closing price of Class A Ordinary Shares on the Record Date was $11.17 per share. The cash held in the Trust Account on such date was approximately $555,615,780 ($11.11 per Class A Ordinary Share). Prior to exercising redemption rights, shareholders should verify the market price of Class A Ordinary Shares as they may receive higher proceeds from the sale of their ordinary shares in the public market than from exercising their redemption rights if the market price per share is higher than the redemption price. AACT cannot assure its shareholders that they will be able to sell their Class A Ordinary Shares in the open market, even if the market price per share is higher than the redemption price stated above, as there may not be sufficient liquidity in its securities when its shareholders wish to sell their shares.

If a holder of Class A Ordinary Shares exercises their redemption rights, then such holder will be exchanging its Class A Ordinary Shares for cash and will no longer own those shares. You will be entitled to receive cash for these shares only if you properly demand redemption by delivering your share certificate (either physically or electronically through DTC) to AACT’s transfer agent two business days prior to the initially scheduled date of the Shareholder Meeting.

Vote Required for Approval

The approval of the Extension Amendment Proposal requires a special resolution under Cayman Islands law, being the affirmative vote of at least a two-thirds (2/3) majority of the votes cast by the holders of the issued Ordinary Shares who are present in person, virtually or represented by proxy and entitled to vote on the Extension Amendment Proposal at the Shareholder Meeting. Abstentions will be considered present for the purposes of establishing a quorum but, as a matter of Cayman Islands law, will not constitute votes cast at the Shareholder Meeting and therefore will have no effect on the approval of the Extension Amendment Proposal.

As of the date of this proxy statement, AACT’s officers and directors and the Sponsor have agreed to vote the Ordinary Shares owned by them in favor of the Extension Amendment Proposal. As of the Record Date, the Sponsor owns 20.0% of the issued and outstanding Ordinary Shares. AACT’s officers and directors do not hold any Public Shares, but may purchase Public Shares at any time, subject to compliance with law and AACT’s trading policies. As a result, in addition to approval by the Sponsor, approval of the Extension Amendment Proposal will require the affirmative vote of at least 29,166,667 Ordinary Shares held by public shareholders (or approximately 58.3% of the Class A Ordinary Shares) if all Ordinary Shares are represented at the Shareholder Meeting and cast votes, and the affirmative vote of at least 8,333,334 Ordinary Shares held by public shareholders (or approximately 16.7% of the Class A Ordinary Shares) if only such shares as are required to establish a quorum are represented at the Shareholder Meeting and cast votes.

Resolution

The full text of the resolution to be voted upon is as follows:

“RESOLVED, as a special resolution, that:

a)	Article 49.7 of AACT’s Amended and Restated Memorandum and Articles of Association be deleted in its entirety and replaced with the following new Article 49.7:

“In the event that the Company does not consummate a Business Combination by January 26, 2026, or such earlier date as the Directors may approve, or such later date as the Members may approve in accordance with the Articles (the “Combination Period”), the Company shall, as promptly as reasonably possible but not more than ten business days following the end of the Combination Period, redeem the Public Shares. The redemption will be at a per-Share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account (net of taxes paid or payable, if any and up to US$100,000 of interest to pay liquidation expenses), divided by the number of then issued Public Shares. The redemption will completely extinguish public Members’ rights as Members (including the right to receive further liquidation distributions, if any), subject to its obligations under Cayman Islands law to provide for claims of creditors and other requirements of Applicable Law.”

b)	Article 49.8(a) of AACT’s Amended and Restated Memorandum and Articles of Association be deleted in its entirety and replaced with the following new Article 49.8(a):

“to modify the substance or timing of the Company’s obligation to allow redemption in connection with a Business Combination or redeem 100% of the Public Shares if the Company does not consummate a Business Combination by January 26, 2026, or such earlier date as the Directors may approve, or such later date as the Members may approve in accordance with the Articles; or”

Recommendation of the Board

THE BOARD UNANIMOUSLY RECOMMENDS THAT AACT SHAREHOLDERS

VOTE “FOR” THE EXTENSION AMENDMENT PROPOSAL.

PROPOSAL NO. 2—THE ADJOURNMENT PROPOSAL

Overview

The Adjournment Proposal asks shareholders to approve the adjournment of the Shareholder Meeting to a later date or dates or indefinitely, if necessary to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Shareholder Meeting, there are insufficient Ordinary Shares represented (either in person, virtually or by proxy) to constitute a quorum necessary to conduct business at the Shareholder Meeting or to approve the Extension Amendment Proposal; or if the Board determines before the Shareholder Meeting that it is not necessary or no longer desirable to proceed with the Extension Amendment Proposal. If so determined, AACT will provide you with appropriate notice.

Consequences if the Adjournment Proposal is Not Approved

If the Adjournment Proposal is not approved by AACT’s shareholders, the Board may not be able to adjourn the Shareholder Meeting to a later date or dates or indefinitely in the event, based on the tabulated votes, there are insufficient Ordinary Shares represented (either in person, virtually or by proxy) to constitute a quorum necessary to conduct business at the Shareholder Meeting or to approve the Extension Amendment Proposal or if the Board determines before the Shareholder Meeting that it is not necessary or no longer desirable to proceed with the Extension Amendment Proposal. In such events, the Charter Extension would not be implemented.

Vote Required for Approval

The approval of the Adjournment Proposal requires an ordinary resolution under Cayman Islands law, being the affirmative vote of at least a majority of the votes cast by the holders of the issued Ordinary Shares who are present in person, virtually or represented by proxy and entitled to vote on the Adjournment Proposal at the Shareholder Meeting. Abstentions will be considered present for the purposes of establishing a quorum but, as a matter of Cayman Islands law, will not constitute votes cast at the Shareholder Meeting and therefore will have no effect on the approval of the Adjournment Proposal.

As of the date of this proxy statement, AACT’s officers and directors and the Sponsor have agreed to vote the Ordinary Shares owned by them in favor of the Adjournment Proposal. As of the Record Date, the Sponsor owns 20.0% of the issued and outstanding Ordinary Shares. AACT’s officers and directors do not hold any Public Shares, but may purchase Public Shares at any time, subject to compliance with law and AACT’s trading policies. As a result, in addition to approval by the Sponsor, approval of the Adjournment Proposal will require the affirmative vote of at least 18,750,001 Ordinary Shares held by public shareholders (or approximately 37.5% of the Class A Ordinary Shares) if all Ordinary Shares are represented at the Shareholder Meeting and cast votes, and the affirmative vote of at least 3,125,001 Ordinary Shares held by public shareholders (or approximately 6.3% of the Class A Ordinary Shares) if only such shares as are required to establish a quorum are represented at the Shareholder Meeting and cast votes.

Resolution

The full text of the resolution to be voted upon is as follows:

“RESOLVED, as an ordinary resolution, to adjourn the Shareholder Meeting to a later date or dates or indefinitely, if necessary, either: (i) to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Shareholder Meeting, there are insufficient Class A ordinary shares, par value $0.0001 per share, and Class B ordinary shares, par value $0.0001 per share, in the capital of AACT represented (either in person, virtually or by proxy) to constitute a quorum necessary to conduct business at the Shareholder Meeting or to approve the Extension Amendment Proposal; or (ii) if the Board determines before the Shareholder Meeting that it is not necessary or no longer desirable to proceed with the Extension Amendment Proposal.”

Recommendation of the Board

THE BOARD UNANIMOUSLY RECOMMENDS THAT AACT SHAREHOLDERS

VOTE “FOR” THE APPROVAL OF THE ADJOURNMENT PROPOSAL.

MATERIAL U.S. FEDERAL INCOME TAX CONSIDERATIONS FOR SHAREHOLDERS

EXERCISING REDEMPTION RIGHTS

The following is a discussion of material U.S. federal income tax considerations for holders of Public Shares that elect to have their Public Shares redeemed for cash. This section applies only to investors that hold Public Shares as capital assets for U.S. federal income tax purposes (generally, property held for investment) and addresses only the tax considerations of the redemption of the Public Shares as described in the section entitled “Proposal 1: The Extension Amendment Proposal—Redemption Right. This discussion does not address the tax considerations relevant to a holder of AACT shares that are not Public Shares or to a holder of AACT warrants (including the Public Warrants). This discussion does not address all aspects of U.S. federal income taxation that may be relevant to a particular shareholder in light of its particular circumstances or status, including:

•	financial institutions or financial services entities;

•	broker-dealers;

•	S corporations;

•	taxpayers that are subject to the mark-to-market accounting rules;

•	tax-exempt entities;

•	governments or agencies or instrumentalities;

•	tax-qualified retirement plans;

•	insurance companies;

•	regulated investment companies or real estate investment trusts;

•	expatriates or former long-term residents or citizens of the United States;

•	persons that directly, indirectly, or constructively own five percent or more of our voting shares or five percent or more of the total value of all classes of our shares;

•	persons that acquired our securities pursuant to an exercise of employee share options, in connection with employee share incentive plans or otherwise as compensation;

•	persons that hold our securities as part of a straddle, constructive sale, hedging, conversion, synthetic security or other integrated or similar transaction;

•	persons subject to the alternative minimum tax;

•	Redeeming U.S. Holders whose functional currency is not the U.S. dollar;

•	controlled foreign corporations;

•	corporations that accumulate earnings to avoid U.S. federal income tax;

•

“qualified foreign pension funds” (within the meaning of Section 897(l)(2) of the Internal Revenue Code of 1986, as amended, the “Code”) and entities whose interests are held by qualified foreign pension funds;

•	accrual method taxpayers that file applicable financial statements as described in Section 451(b) of the Code;

•	foreign corporations with respect to which there are one or more United States shareholders within the meaning of Treasury Regulation Section 1.367(b)-3(b)(1)(ii);

•	passive foreign investment companies or their shareholders; or

•	Redeeming Non-U.S. Holders (except as otherwise discussed below).

This discussion is based on current U.S. federal income tax laws as in effect on the date of this proxy statement. That law is subject to change, possibly on a retroactive basis, which may affect the U.S. federal income tax consequences described in this proxy statement. Furthermore, this discussion does not address any aspect of U.S. federal non-income tax laws, such as gift or estate tax, the Medicare tax on net investment income, or the Foreign Account Tax Compliance Act, or state, local or non-U.S. laws. AACT has not sought, and AACT does not intend to seek, a ruling from the U.S. Internal Revenue Service (“IRS”) as to any U.S. federal income tax considerations described in this proxy statement. The IRS may disagree with the discussion in this proxy statement, and its determination may be upheld by a court. Moreover, there can be no assurance that future legislation, regulations, administrative rulings or court decisions will not adversely affect the accuracy of the statements in this discussion.

This discussion does not consider the U.S. federal income tax treatment of entities or arrangements treated as partnerships or other pass-through entities (including branches) for U.S. federal income tax purposes (any such entity or arrangement, a “Flow-Through Entity”) or investors that hold our securities through Flow-Through Entities. If a Flow-Through Entity is the beneficial owner of our securities, the U.S. federal income tax treatment of an investor holding our securities through a Flow-Through Entity generally will depend on the status of such investor and the activities of such investor and such Flow-Through Entity.

If you hold our securities through a Flow-Through Entity, we urge you to consult your tax advisor.

THE FOLLOWING IS FOR INFORMATIONAL PURPOSES ONLY. EACH HOLDER SHOULD CONSULT ITS TAX ADVISOR WITH RESPECT TO THE PARTICULAR TAX CONSEQUENCES TO SUCH HOLDER OF EXERCISING REDEMPTION RIGHTS, INCLUDING THE EFFECTS OF U.S. FEDERAL, STATE AND LOCAL AND NON-U.S. TAX LAWS.

For purposes of this discussion, because all Units, each of which consists of one Public Share and one-half of one Public Warrant (with a whole Public Warrant representing the right to acquire one Public Share), are separable at the option of the holder, AACT is treating each Public Share and one-half of one Public Warrant held by a holder of a Unit as separate instruments and is assuming that the Unit itself will not be treated as an integrated instrument. Accordingly, the cancellation or separation of the Units in connection with the exercise of redemption rights generally is not expected to be a taxable event for U.S. federal income tax purposes. This position is not free from doubt, and no assurance can be given that the IRS would not assert, or that a court would not sustain, a contrary position.

Purchase Price Allocation

Each holder must allocate the purchase price paid by such holder for a Unit between the Public Share and the one-half of one Public Warrant comprising such Unit, based on their respective relative fair market values at the time of issuance. A holder’s initial tax basis in the Public Share and the one-half of one Public Warrant should equal the portion of the purchase price allocated thereto.

Certain U.S. Federal Income Tax Considerations to U.S. Shareholders

This section is addressed to Redeeming U.S. Holders of Public Shares that elect to have their Public Shares redeemed for cash as described in the section entitled “Proposal 1: The Extension Amendment Proposal—Redemption Rights.” For purposes of this discussion, a “Redeeming U.S. Holder” is a beneficial owner that so redeems its Public Shares and is, for U.S. federal income tax purposes:

•	an individual citizen or resident of the United States;

•

a corporation (or other entity that is treated as a corporation for U.S. federal income tax purposes) that is created or organized (or treated as created or organized) in or under the laws of the United States or any state or the District of Columbia;

•	an estate the income of which is subject to U.S. federal income taxation regardless of its source; or

•

any trust if (1) a U.S. court is able to exercise primary supervision over the administration of such trust and one or more United States persons (within the meaning of the Code) have the authority to control all substantial decisions of the trust or (2) it has a valid election in place to be treated as a United States person.

Tax Treatment of the Redemption—In General

Subject to the PFIC rules discussed below under the heading “—Passive Foreign Investment Company Rules,” the U.S. federal income tax consequences to a Redeeming U.S. Holder of Public Shares that exercises its redemption rights to receive cash in exchange for all or a portion of its Public Shares will depend on whether the redemption qualifies as a sale of the Public Shares redeemed under Section 302 of the Code or is treated as a distribution under Section 301 of the Code. If the redemption qualifies as a sale of such Redeeming U.S. Holder’s Public Shares, such Redeeming U.S. Holder will generally be required to recognize gain or loss in an amount equal to the difference, if any, between the amount of cash received and the tax basis of the shares redeemed. Such gain or loss should be treated as capital gain or loss if such shares were held as a capital asset on the date of the redemption. Any such capital gain or loss generally will be long-term capital gain or loss if the Redeeming U.S. Holder’s holding period for such Public Shares exceeds one year at the time of the redemption. A Redeeming U.S. Holder’s tax basis in such Redeeming U.S. Holder’s Public Shares generally will equal the cost of such Public Shares, as described in the section above under the heading “—Purchase Price Allocation.”

The redemption generally will qualify as a sale of such Public Shares if the redemption either: (i) is “substantially disproportionate” with respect to the Redeeming U.S. Holder; (ii) results in a “complete redemption” of such Redeeming U.S. Holder’s interest in AACT; or (iii) is “not essentially equivalent to a dividend” with respect to such Redeeming U.S. Holder. These tests are explained more fully below.

For purposes of such tests, a Redeeming U.S. Holder takes into account not only shares of AACT directly owned by such Redeeming U.S. Holder, but also shares of AACT that are constructively owned by such Redeeming U.S. Holder. A Redeeming U.S. Holder may constructively own shares of AACT owned by certain related individuals and entities in which such Redeeming U.S. Holder has an interest or that have an interest in such Redeeming U.S. Holder, as well as any shares of AACT such Redeeming U.S. Holder has a right to acquire by exercise of an option, which would generally include shares which could be acquired pursuant to the exercise of the Public Warrants.

The redemption generally will be “substantially disproportionate” with respect to a Redeeming U.S. Holder if the percentage of AACT’s outstanding voting shares that such Redeeming U.S. Holder directly or constructively owns immediately after the redemption is less than 80 percent of the percentage of AACT’s outstanding voting shares that such Redeeming U.S. Holder directly or constructively owned immediately before the redemption, and such Redeeming U.S. Holder immediately after the redemption actually and constructively owns less than 50% of the total combined voting power of AACT. There will be a complete redemption of such Redeeming U.S. Holder’s interest if either: (i) all of the shares of AACT directly or constructively owned by such Redeeming U.S. Holder are redeemed; or (ii) all of the shares of AACT directly owned by such Redeeming U.S. Holder are redeemed and such Redeeming U.S. Holder is eligible to waive, and effectively waives in accordance with specific rules, the attribution of the shares of AACT owned by certain family members and such Redeeming U.S. Holder does not constructively own any other shares of AACT. The redemption will not be essentially equivalent to a dividend if it results in a “meaningful reduction” of such Redeeming U.S. Holder’s proportionate interest in AACT. Whether the redemption will result in a “meaningful reduction” in such Redeeming U.S. Holder’s proportionate interest will depend on the particular facts and circumstances applicable to it. The IRS has indicated in a published ruling that even a small reduction in the proportionate interest of a small minority shareholder in a publicly held corporation that exercises no control over corporate affairs may constitute such a “meaningful reduction.”

If none of the above tests is satisfied, the redemption will be treated as a distribution with respect to the redeemed Public Shares under Section 302 of the Code, in which case the Redeeming U.S. Holder will be treated as receiving a corporate distribution. Such distribution generally will constitute a dividend for U.S. federal income tax purposes to the extent paid from AACT’s current or accumulated earnings and profits, as determined under U.S. federal income tax principles. Such dividends will be taxable to a corporate U.S. Holder at regular rates and will not be eligible for the dividends-received deduction generally allowed to domestic corporations in respect of dividends received from other domestic corporations. Assuming AACT is a PFIC (as discussed below under “—Passive Foreign Investment Company Rules”), such dividends will be taxable to an individual Redeeming U.S. Holder at ordinary income rates and will not be eligible for the reduced rates of taxation on certain dividends received from a “qualified foreign corporation.” Distributions in excess of AACT’s current and accumulated earnings and profits will constitute a return of capital that will be applied against and reduce (but not below zero) the Redeeming U.S. Holder’s adjusted tax basis in such Redeeming U.S. Holder’s redeemed Public Shares. Any remaining excess will be treated as gain realized on the sale or other disposition of such Redeeming U.S. Holder’s redeemed Public Shares. Any remaining tax basis of the Redeeming U.S. Holder in the redeemed Public Shares will be added to the Redeeming U.S. Holder’s adjusted tax basis in its remaining Public Shares, or, if it has none, to the Redeeming U.S. Holder’s adjusted tax basis in its Public Warrants or possibly in other AACT shares constructively owned by it.

ALL REDEEMING U.S. HOLDERS ARE URGED TO CONSULT THEIR TAX ADVISORS AS TO THE TAX CONSEQUENCES TO THEM OF A REDEMPTION OF ALL OR A PORTION OF THEIR PUBLIC SHARES PURSUANT TO AN EXERCISE OF REDEMPTION RIGHTS.

Passive Foreign Investment Company Rules

A foreign (i.e., non-U.S.) corporation will be a passive foreign investment company (a “PFIC”) in a taxable year for U.S. federal income tax purposes if either: (i) at least 75% of its gross income in such taxable year, including its pro rata share of the gross income of any corporation in which it is considered to own at least 25% of the shares by value, is passive income; or (ii) at least 50% of its assets in such taxable year (ordinarily, but subject to exceptions, determined based on fair market value and averaged quarterly over the year), including its pro rata share of the assets of any corporation in which it is considered to own at least 25% of the shares by value, are held for the production of, or produce, passive income. Passive income generally includes dividends, interest, rents and royalties (other than rents or royalties derived from the active conduct of a trade or business) and gains from the disposition of assets giving rise to passive income.

Because AACT is a blank check company with no current active business, based upon the composition of its income and assets, and upon a review of its financial statements, AACT believes that it likely has been a PFIC since its first taxable year, and will continue to be treated as a PFIC until we no longer satisfy the PFIC tests (although, as stated below, in general the PFIC rules would continue to apply to any U.S. holder who held our securities at any time we were considered a PFIC).

If we are determined to be a PFIC for any taxable year (or portion of any taxable year) during which a Redeeming U.S. Holder held the Public Shares, and the Redeeming U.S. Holder did not make either a timely QEF election for our first taxable year as a PFIC in which the Redeeming U.S. Holder held (or was deemed to hold) our shares or a timely “mark to market” election, in each case as described below, such holder generally will be subject to special rules with respect to:

•

any gain recognized by the Redeeming U.S. Holder on the sale or other disposition of its Public Shares (which would include the redemption, if such redemption is treated as a sale under the rules discussed under the heading “ —Tax Treatment of the Redemption—In General,” above); and

•

any “excess distribution” made to the Redeeming U.S. Holder (generally, any distributions to such Redeeming U.S. Holder during a taxable year of the Redeeming U.S. Holder that are greater than 125% of the average annual distributions received by such Redeeming U.S. Holder in respect of the Public

Shares during the three preceding taxable years of such Redeeming U.S. Holder or, if shorter, such Redeeming U.S. Holder’s holding period for the shares), which may include the redemption of the Public Shares to the extent such redemption is treated as a distribution under the rules discussed under the heading “ —Tax Treatment of the Redemption—In General,” above.

Under these special rules,

•	the Redeeming U.S. Holder’s gain or excess distribution will be allocated ratably over the Redeeming U.S. Holder’s holding period for the Public Shares;

•

the amount allocated to the Redeeming U.S. Holder’s taxable year in which the Redeeming U.S. Holder recognized the gain or received the excess distribution, and any taxable year of the Redeeming U.S. Holder before the first day of the first taxable year in which we were a PFIC, will be taxed as ordinary income;

•

the amount allocated to other taxable years (or portions of other taxable years) of the Redeeming U.S. Holder will be taxed at the highest tax rate in effect for individual or corporate taxpayers, as applicable, for that year; and

•

an additional tax equal to the interest charge generally applicable to underpayments of tax will be imposed on the Redeeming U.S. Holder in respect of the tax attributable to each such other taxable year described in the immediately preceding clause.

In general, if we are determined to be a PFIC, a Redeeming U.S. Holder may avoid the PFIC tax consequences described above in respect to the Public Shares by making a timely QEF election (if eligible to do so) to include in income its pro rata share of our net capital gains (as long-term capital gain) and other earnings and profits (as ordinary income), on a current basis, in each case whether or not distributed, in the taxable year of the Redeeming U.S. Holder in which or with which our taxable year ends. In general, a QEF election must be made on or before the due date (including extensions) for filing such Redeeming U.S. Holder’s tax return for the taxable year for which the election relates. A Redeeming U.S. Holder may make a separate election to defer the payment of taxes on undistributed income inclusions under the QEF rules, but if deferred, any such taxes will be subject to an interest charge.

The QEF election is made on a shareholder-by-shareholder basis and, once made, can be revoked only with the consent of the IRS. A Redeeming U.S. Holder generally makes a QEF election by attaching a completed IRS Form 8621 (Return by a Shareholder of a Passive Foreign Investment Company or Qualified Electing Fund), including the information provided in a “PFIC Annual Information Statement,” to a timely filed U.S. federal income tax return for the tax year to which the election relates. Retroactive QEF elections generally may be made only by filing a protective statement with such return and if certain other conditions are met or with the consent of the IRS. Redeeming U.S. Holders should consult their own tax advisors regarding the availability and tax consequences of a retroactive QEF election under their particular circumstances.

A Redeeming U.S. Holder’s ability to make a QEF Election with respect to AACT is contingent upon, among other things, the provision by AACT of a PFIC Annual Information Statement to such Redeeming U.S. Holder. We make readily available on our website a PFIC Annual Information Statement and, upon written request, will endeavor to provide to a Redeeming U.S. Holder such other information as the IRS may require in order to enable the Redeeming U.S. Holder to make and maintain a QEF Election. There is no assurance, however, that we would timely provide such required information.

If a Redeeming U.S. Holder has made a QEF election with respect to the Public Shares, and the special tax and interest charge rules do not apply to such Public Shares (because of a timely QEF election for our first taxable year as a PFIC in which the Redeeming U.S. Holder holds (or is deemed to hold) such Public Shares), any gain recognized on the sale of the Public Shares generally will be taxable as capital gain and no interest charge will be imposed. As discussed above, Redeeming U.S. Holders of a QEF are currently taxed on their pro rata shares of its earnings and profits, whether or not distributed. In such case, a subsequent distribution of such earnings and profits that were previously included in income generally should not be taxable as a dividend to such Redeeming U.S. Holders. The tax basis of a Redeeming U.S. Holder’s shares in a QEF will be increased by amounts that are included in income, and decreased by amounts distributed but not taxed as dividends, under the above rules. Similar basis adjustments apply to property if by reason of holding such property the Redeeming U.S. Holder is treated under the applicable attribution rules as owning shares in a QEF.

The impact of the PFIC rules on a Redeeming U.S. Holder may also depend on whether the Redeeming U.S. Holder has made an election under Section 1296 of the Code. Redeeming U.S. Holders that hold (directly or constructively) stock of a foreign corporation that is classified as a PFIC may annually elect to mark such stock to its market value if such stock is regularly traded on an established exchange (a “mark-to-market election”). No assurance can be given that the Public Shares are considered to be regularly traded for purposes of the mark-to-market election or whether the other requirements of this election are satisfied. If such an election is available and has been made, such Redeeming U.S. Holders will generally not be subject to the special PFIC taxation rules discussed above. Instead, in general, the Redeeming U.S. Holder will include as ordinary income each year the excess, if any, of the fair market value of its Public Shares at the end of its taxable year over the adjusted basis in its Public Shares. The Redeeming U.S. Holder also will be allowed to take an ordinary loss in respect of the excess, if any, of the adjusted basis of its Public Shares over the fair market value of its Public Shares at the end of its taxable year (but only to the extent of the net amount of previously included income as a result of the mark-to-market election). The Redeeming U.S. Holder’s basis in its Public Shares will be adjusted to reflect any such income or loss amounts, and any further gain recognized on a sale or other taxable disposition of the Public Shares will be treated as ordinary income. However, if the mark-to-market election is made by a Redeeming U.S. Holder after the beginning of its holding period for the PFIC stock, then the special PFIC taxation rules described above will apply to certain dispositions of, distributions on and other amounts taxable with respect to the Public Shares.

A Redeeming U.S. Holder that owns (or is deemed to own) shares in a PFIC during any taxable year of the Redeeming U.S. Holder, may have to file an IRS Form 8621(whether or not a QEF or mark-to-market election is made) and such other information as may be required by the U.S. Treasury Department.

The application of the PFIC rules is extremely complex. Shareholders who are considering participating in the redemption or selling, transferring or otherwise disposing of their shares or warrants should consult with their tax advisors concerning the application of the PFIC rules (including whether a QEF election, a mark-to-market election, or any other election is available and the consequences to them of any such election) in their particular circumstances.

U.S. Federal Income Tax Considerations to Non-U.S. Shareholders

This section is addressed to Redeeming Non-U.S. Holders of Public Shares that elect to have their shares redeemed for cash as described in the section entitled “Proposal 1: The Extension Amendment Proposal—Redemption Rights.” For purposes of this discussion, a “Redeeming Non-U.S. Holder” is a beneficial owner (other than a Flow-Through Entity) of our Public Shares that so redeems its Public Shares and is not a Redeeming U.S. Holder.

Except as otherwise discussed in this section, any Redeeming Non-U.S. Holder generally will not be subject to U.S. federal income tax on any gain recognized or dividends received as a result of the redemption of the Public Shares unless the gain or dividends is effectively connected with such non-U.S. Holder’s conduct of a trade or business within the United States (and if an income tax treaty applies, is attributable to a U.S. permanent establishment or fixed base maintained by the non-U.S. shareholder).

Dividends (including constructive dividends) and gains that are effectively connected with the Redeeming Non-U.S. Holder’s conduct of a trade or business in the United States (and, if required by an applicable income tax treaty, are attributable to a permanent establishment or fixed base in the United States) generally will be subject to U.S. federal income tax at the same regular U.S. federal income tax rates applicable to a comparable U.S. Holder and, in the case of a Redeeming Non-U.S. Holder that is a corporation for U.S. federal income tax purposes, also may be subject to an additional branch profits tax at a 30% rate or a lower applicable tax treaty rate.

Non-U.S. holders of Public Shares considering exercising their redemption rights should consult their own tax advisors as to whether the redemption of their Public Shares will be treated as a sale or as a distribution under the Code, and whether they will be subject to U.S. federal income tax on any gain recognized or dividends received as a result of the redemption based upon their particular circumstances.

Backup Withholding

In general, proceeds received from the exercise of redemption rights will be subject to backup withholding for a non-corporate Redeeming U.S. Holder that:

•	fails to provide an accurate taxpayer identification number;

•	is notified by the IRS regarding a failure to report all interest or dividends required to be shown on their federal income tax returns; or

•	in certain circumstances, fails to comply with applicable certification requirements.

Any amount withheld under these rules will be creditable against the Redeeming U.S. Holder’s U.S. federal income tax liability or refundable to the extent that it exceeds this liability so long as the required information is timely furnished to the IRS and other applicable requirements are met.

As previously noted above, the foregoing discussion of certain material U.S. federal income tax consequences is included for general information purposes only and is not intended to be, and should not be construed as, legal or tax advice to any shareholder. We once again urge you to consult with your own tax adviser to determine the particular tax consequences to you (including the application and effect of any U.S. federal, state, local or foreign income or other tax laws) of the redemption of your Public Shares in connection with the Extension Amendment Proposal.

BUSINESS OF AACT AND CERTAIN INFORMATION ABOUT AACT

Unless the context otherwise requires, all references in this section to “AACT,” “we,” “our,” or “us” refer to Ares Acquisition Corporation II.

General

We are a blank check company formed on March 15, 2021 as a Cayman Islands exempted company for the purpose of effecting a merger, share exchange, asset acquisition, share purchase, reorganization or similar business combination with one or more businesses. We have reviewed a number of opportunities to enter into a business combination. We have neither engaged in any operations nor generated any revenue to date. Based on AACT’s business activities, AACT is a “shell company” as defined under the Exchange Act because it has no operations and nominal assets consisting almost entirely of cash.

Initial Public Offering and Private Placement

On April 25, 2023, we consummated the initial public offering of 50,000,000 Units, including 5,000,000 additional Units to cover over-allotments. The Units sold in the initial public offering were sold at an offering price of $10.00 per Unit, generating total gross proceeds of $500,000,000, and incurring offering costs of $28,550,129, of which $17,500,000 was for deferred underwriting commissions. Each Unit consists of one Class A Ordinary Share, and one-half of one warrant. Each whole warrant entitles the holder of such warrant to purchase one Class A Ordinary Share at a price of $11.50 per share, subject to certain adjustments.

Simultaneous with the consummation of the initial public offering, we consummated the private placement of an aggregate of 14,300,000 Private Placement Warrants, each exercisable to purchase one AACT Class A Ordinary Shares for $11.50 per share, subject to certain adjustments, including 1,000,000 Private Placement Warrants to cover over-allotments, to our Sponsor at a price of $1.00 per Private Placement Warrant, generating total proceeds of $14,300,000. The Sponsor also extended to AACT a non-interest bearing promissory note of $4,500,000 and an additional non-interest bearing promissory note of $500,000 in connection with the sale of the over-allotment Units (together, the “Overfunding Loans”), for a total outstanding balance of $5,000,000. Of the gross proceeds received from the initial public offering, the Private Placement Warrants and the Overfunding Loans, $505,000,000 was placed in the Trust Account.

Beginning June 12, 2023, holders of the Units could elect to separately trade the Class A Ordinary Shares and the warrants included in the Units. Those Units not separated continue to trade on the NYSE under the symbol “AACT.U” and the Class A Ordinary Shares and warrants that are separated trade under the symbols “AACT” and “AACT WS,” respectively.

BENEFICIAL OWNERSHIP OF SECURITIES

The following table sets forth information regarding the beneficial ownership of Ordinary Shares as of the date of this proxy statement, based on information obtained from the persons named below, with respect to the beneficial ownership of Ordinary Shares, by:

•	each person known by AACT to be the beneficial owner of more than 5% of AACT’s outstanding Class A Ordinary Shares or Class B Ordinary Shares;

•	each of AACT’s executive officers and directors that beneficially owns Ordinary Shares; and

•	all AACT’s executive officers and directors as a group.

Beneficial ownership is determined according to the rules of the SEC, which generally provide that a person has beneficial ownership of a security if such person possesses sole or shared voting or investment power over that security, including options and warrants that are currently exercisable or exercisable within sixty days.

In the table below, percentage ownership is based on 62,500,000 Ordinary Shares issued and outstanding as of the date of this proxy statement, of which 50,000,000 were Class A Ordinary Shares and 12,500,000 were Class B Ordinary Shares. On all matters to be voted upon, holders of the Class A Ordinary Shares and Class B Ordinary Shares vote together as a single class. Currently, all of the Class B Ordinary Shares are convertible into Class A Ordinary Shares on a one-for-one basis. The table below does not include the Class A Ordinary Shares underlying the Private Placement Warrants held by the Sponsor because these securities are not exercisable within 60 days of this proxy statement.

Unless otherwise indicated, we believe that all persons named in the table have sole voting and investment power with respect to all shares of ordinary shares beneficially owned by them.

	Class A Ordinary Shares		Class B Ordinary Shares			Approximate Percentage of Outstanding Ordinary Shares
Name of Beneficial Owner(1)	Number of Shares Beneficially Owned	Approximate Percentage of Class	Number of Shares Beneficially Owned		Approximate Percentage of Class
Five Percent Holders
Ares Acquisition Holdings II LP (our Sponsor) (2) (3)	—	—	12,500,000		100.0%	20.0%
First Trust Capital Management L.P.(4)	4,423,165	8.8%				7.1%
AQR Capital Management, LLC(5)	3,499,999	7.0%	—		—	5.6%
Westchester Capital Management, LLC(6)	3,098,687	6.2%	—		—	5.0%
Barclays PLC(7)	3,538,577	7.1%	—		—	5.7%
Wealthspring Capital LLC(8)	5,094,666	10.2%	—		—	8.2%
HGC Investment Management Inc.(9)	4,881,504	9.8%	—		—	7.8%
Directors and Officers of AACT
David B. Kaplan	—	—	—	(10)	—	—
Michael J Arougheti	—	—	—	(10)	—	—
Jarrod Phillips	—	—	—	(10)	—	—
Allyson Satin	—	—	—	(10)	—	—
Peter Ogilvie	—	—	—	(10)	—	—
Brad Coleman	—	—	—		—	—
David G. Hirz	—	—	—		—	—
Felicia Thornton	—	—	—		—	—
All directors and officers as a group (eight individuals)			—		—	—

(1)	Unless otherwise noted, the business address of each of our shareholders is c/o Ares Management LLC, 245 Park Avenue, 44th Floor, New York, NY 10167.

(2)

Interests shown consist solely of Class B Ordinary Shares. Such shares will automatically convert into Class A Ordinary Shares at the time of our Business Combination or at any time and from time to time at the option of the holders of the Class B Ordinary Shares.

(3)

Ares Acquisition Holdings II LP (our Sponsor) is a Cayman Islands exempted limited partnership managed by affiliates of Ares Management Corporation, a Delaware corporation (“Ares”). Ares Acquisition Holdings II is the general partner of our Sponsor. Ares Holdings L.P. is the sole shareholder of Ares Acquisition Holdings II. Ares Holdings L.P. is an indirect subsidiary of Ares. Ares Management GP LLC (“Ares Management GP”) is the sole holder of the Class B common stock, $0.01 par value per share, of Ares (the “Ares Class B Common Stock”) and Ares Voting LLC (“Ares Voting”) is the sole holder of the Class C common stock, $0.01 par value per share, of Ares (the “Ares Class C Common Stock”). Pursuant to Ares’ Certificate of Incorporation, the holders of the Ares Class B Common Stock and the Ares Class C Common Stock, collectively, will generally have the majority of the votes on any matter submitted to the stockholders of Ares if certain conditions are met. The sole member of both Ares Management GP and Ares Voting is Ares Partners Holdco LLC (“Ares Partners”). Ares Partners is managed by a board of managers, which is composed of Michael J Arougheti, R. Kipp deVeer, David B. Kaplan, Antony P. Ressler and Bennett Rosenthal. Mr. Ressler generally has veto authority over board decisions.

(4)

Based on information provided by First Trust Merger Arbitrage Fund (“VARBX”) on Schedule 13G, filed with the SEC on November 14, 2024 (filed jointly with First Trust Capital Management L.P. (“FTCM”), First Trust Capital Solutions L.P. (“FTCS”) and FTCS Sub GP LLC (“Sub GP”)). As of September 30, 2024, VARBX owned 4,123,096 of our Class A Ordinary Shares and FTCM, FTCS and Sub GP each reported ownership over 4,423,165 of our Class A Ordinary Shares. As investment manager of VARBX and various client accounts that hold the reported securities, FTCM has the authority to vote or dispose of the reported securities. FTCS and Sub GP may be deemed to control FTCM and therefore may also be deemed to be beneficial owners of the securities. No one individual controls FTCS or Sub GP. FTCS and Sub GP do not own any of our Class A Ordinary Shares for their own accounts. The principal business address of VARBX is 235 West Galena Street, Milwaukee, WI 53212. The principal business address of FTCM, FTCS and Sub GP is 225 W. Wacker Drive, 21st Floor, Chicago, IL 60606.

(5)

Based on information provided by AQR Capital Management, LLC on Schedule 13G, filed with the SEC on November 14, 2024 (filed jointly with AQR Capital Management Holdings, LLC and AQR Arbitrage, LLC (together with AQR Capital Management, LLC, “AQR”)). As of September 30, 2024, AQR reported aggregate beneficial ownership of 3,499,999 of our Class A Ordinary Shares with sole voting power over 0 Class A Ordinary Shares, shared voting power over 3,499,999 Class A Ordinary Shares, sole dispositive power over 0 Class A Ordinary Shares and shared dispositive power over 3,499,999 Class A Ordinary Shares. The principal business address of AQR is One Greenwich Plaza, Greenwich, CT 06830.

(6)

Based on information provided by Westchester Capital Management, LLC (“Westchester Capital”) on Schedule 13G, filed with the SEC on November 14, 2024 (filed jointly with Virtus Investment Advisers, Inc. (“Virtus”) and The Merger Fund (“TMF” and, together with Westchester Capital Management, and Virtus, “Westchester”)). As of September 30, 2024, Westchester reported aggregate beneficial ownership of 3,098,687 of our Class A Ordinary Shares. With respect to such amount: Westchester Capital reported sole voting and dispositive power over 132,786 Class A Ordinary Shares and shared voting and dispositive power over 2,965,901 Class A Ordinary Shares, Virtus reported shared voting and dispositive power over 2,965,901 Class A Ordinary Shares, and TMF reported shared voting and dispositive power over 2,743,497 Class A Ordinary Shares. Virtus acts as investment adviser to each of TMF, The Merger Fund VL (“MF VL”) and Virtus Westchester Credit Event Fund (“CEF”). Westchester Capital acts as sub-advisor to each of TMF, MF VL, CEF and JNL Multi-Manager Alternative Fund (“JARB” and, together with TMF, MF VL, and CEF, the “Funds”) and may be deemed to beneficially own shares of Ordinary Shares held by TMF, MF VL, CEF and JARB. Mr. Roy Behren and Mr. Michael T. Shannon each serve as Co-Presidents of Westchester Capital. By virtue of these relationships, Westchester Capital and Messrs. Behren and Shannon may be deemed to beneficially own the Class A Ordinary Shares held by the Funds, however, each of the reporting persons and Messrs. Behren and Shannon disclaim beneficial ownership of such shares of Class A Ordinary Shares, except to the extent of their pecuniary interest therein. The principal business address of Westchester Capital is 100 Summit Drive, Valhalla, NY 10595. The principal business address of Virtus is

One Financial Plaza, Hartford, CT 06103. The principal business address of TMF is 101 Munson Street, Greenfield, MA 01301-9683.
(7)

Based on information provided by Barclays PLC on Schedule 13G/A, filed with the SEC on March 21, 2025. As of September 30, 2024, Barclays PLC reported aggregate beneficial ownership of 3,538,577 of our Class A Ordinary Shares with sole voting power over 3,538,577 Class A Ordinary Shares, shared voting power over 0 Class A Ordinary Shares, sole dispositive power over 3,538,577 Class A Ordinary Shares and shared dispositive power over 0 Class A Ordinary Shares. The principal business address of Barclays PLC is 1 Churchill Place, London – E14 5HP.

(8)

Based on information provided by Wealthspring Capital LLC on Schedule 13G/A, filed with the SEC on April 10, 2024 (filed jointly with Matthew Simpson (together with Wealthspring Capital LLC, “Wealthspring”)). As of March 31, 2024, Wealthspring reported aggregate beneficial ownership of 5,094,666 of our Class A Ordinary Shares with sole voting power over 0 Class A Ordinary Shares, shared voting power over 5,094,666 Class A Ordinary Shares, sole dispositive power over 0 Class A Ordinary Shares and shared dispositive power over 5,094,666 Class A Ordinary Shares. The principal business address of Wealthspring is 2 Westchester Park Drive, Suite 108, West Harrison, NY 10604.

(9)

Based on information provided by HGC Investment Management Inc. on Schedule 13G, filed with the SEC on February 14, 2024. As of December 31, 2023, HGC Investment Management Inc. reported aggregate beneficial ownership of 4,881,504 of our Class A Ordinary Shares with sole voting power over 4,881,504 Class A Ordinary Shares, shared voting power over 0 Class A Ordinary Shares, sole dispositive power over 4,881,504 Class A Ordinary Shares and shared dispositive power over 0 Class A Ordinary Shares. The principal business address of HGC Investment Management Inc. is 1073 Yonge Street, 2nd Floor, Toronto, Ontario M4W 2L2, Canada.

(10)	Does not include any shares indirectly owned by this individual as a result of his or her partnership interest in our Sponsor.

FUTURE SHAREHOLDER PROPOSALS

If the Extension Amendment Proposal is approved, and the Charter Extension is implemented, AACT’s next annual general meeting will be held will be held no later than December 31, 2025. If the Extension Amendment Proposal is not approved and a Business Combination is not consummated by the end of the Combination Period, AACT will liquidate the Trust Account and delist from the NYSE and we would not expect to hold an annual general meeting. You should direct any proposals to AACT’s Chief Executive Officer at Ares Acquisition Corporation II, 245 Park Avenue, 44th Floor, New York, NY 10167.

HOUSEHOLDING INFORMATION

Unless AACT has received contrary instructions, AACT may send a single copy of this proxy statement to any household at which two or more shareholders reside if AACT believes the shareholders are members of the same family. Known as “householding,” this process reduces the volume of duplicate information received at any one household and helps to reduce AACT’s expenses. However, if shareholders prefer to receive multiple sets of AACT’s disclosure documents at the same address this year or in future years, the shareholders should follow the instructions described below. Similarly, if an address is shared with another shareholder and together both of the shareholders would like to receive only a single set of AACT’s disclosure documents, the shareholders should follow these instructions:

If the shares are registered in the name of the shareholder, the shareholder should contact us at our offices at Ares Acquisition Corporation II, 245 Park Avenue, 44th Floor, New York, NY 10167, to inform us of their request; or if a bank, broker or other nominee holds the shares, the shareholder should contact the bank, broker or other nominee directly.

WHERE YOU CAN FIND MORE INFORMATION

AACT files reports, proxy statements and other information with the SEC as required by the Exchange Act. You may access information on AACT at the SEC website, which contains reports, proxy statements and other information, at: http://www.sec.gov.

This proxy statement is available without charge to shareholders of AACT upon written or oral request. If you would like additional copies of this proxy statement or if you have questions about the proposals to be presented at the Shareholder Meeting, you should contact AACT in writing at Ares Acquisition Corporation II, 245 Park Avenue, 44th Floor, New York, NY 10167 or by telephone at (310) 201-4100.

If you have questions about the proposals or this proxy statement, would like additional copies of this proxy statement, or need to obtain proxy cards or other information related to the proxy solicitation, please contact Sodali, the proxy solicitor for AACT, by calling (800) 662-5200 (toll-free), or banks and brokers can call (203) 658-9400, or by emailing AACT.info@investor.sodali.com. You will not be charged for the documents that you request.

To obtain timely delivery of the documents, you must request them no later than five business days before the date of the Shareholder Meeting, or no later than April 15, 2025.

ANNEX A

PROPOSED AMENDMENT

TO THE

AMENDED AND RESTATED MEMORANDUM AND ARTICLES

OF ASSOCIATION

OF

ARES ACQUISITION CORPORATION II

RESOLVED, as a special resolution, that:

(a)	Article 49.7 of AACT’s Amended and Restated Memorandum and Articles of Association be deleted in its entirety and replaced with the following new Article 49.7:

“In the event that the Company does not consummate a Business Combination by January 26, 2026, or such earlier date as the Directors may approve, or such later date as the Members may approve in accordance with the Articles (the “Combination Period”), the Company shall, as promptly as reasonably possible but not more than ten business days following the end of the Combination Period, redeem the Public Shares. The redemption will be at a per-Share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account (net of taxes paid or payable, if any and up to US$100,000 of interest to pay liquidation expenses), divided by the number of then issued Public Shares. The redemption will completely extinguish public Members’ rights as Members (including the right to receive further liquidation distributions, if any), subject to its obligations under Cayman Islands law to provide for claims of creditors and other requirements of Applicable Law.”

(b)	Article 49.8(a) of AACT’s Amended and Restated Memorandum and Articles of Association be deleted in its entirety and replaced with the following new Article 49.8(a):

“to modify the substance or timing of the Company’s obligation to allow redemption in connection with a Business Combination or redeem 100% of the Public Shares if the Company does not consummate a Business Combination by January 26, 2026, or such earlier date as the Directors may approve, or such later date as the Members may approve in accordance with the Articles; or”

A-1

YOUR VOTE IS IMPORTANT. PLEASE AUTHORIZE YOUR PROXY TODAY.	2025

Authorize Your Proxy by Internet – QUICK EASY
IMMEDIATE – 24 Hours a Day, 7 Days a Week or by Mail

ARES ACQUISITION CORPORATION II

Your Internet authorization authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card. Authorizations submitted electronically over the Internet must be received by 11:59 p.m., Eastern Time, on April 21, 2025.

INTERNET – www.cstproxyvote.com Use the Internet to authorize your proxy. Have your proxy card available when you access the above website. Follow the prompts to authorize the vote of your shares.

Vote at the Meeting –

If you plan to attend the virtual online shareholder meeting, you will need your 12 digit control number to vote electronically at the shareholder meeting. To attend: https://www.cstproxy.com/ aresacquisitioncorporationii/2025

PLEASE DO NOT RETURN THE PROXY CARD IF YOU ARE AUTHORIZING YOUR PROXY ELECTRONICALLY.	MAIL – Mark, sign and date your proxy card and return it in the postage-paid envelope provided.

▲ FOLD HERE • DO NOT SEPARATE • INSERT IN ENVELOPE PROVIDED ▲

PROXY CARD THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” PROPOSAL 1 AND PROPOSAL 2.	Please mark your votes like this

1.	Proposal No. 1 – Extension Amendment Proposal – To amend, by way of special resolution, AACT’s amended and restated memorandum and articles of association	FOR ☐	AGAINST ☐	ABSTAIN ☐	2.	Proposal No. 2 – Adjournment Proposal – RESOLVED, as an ordinary resolution, to adjourn the Shareholder Meeting to a later date	FOR ☐	AGAINST ☐	ABSTAIN ☐
	(the “Memorandum and Articles of Association”) pursuant to an amendment in the form set forth on Annex A to the accompanying proxy statement. If adopted, the proposed amendment will extend the date by which AACT has to consummate a business combination from April 25, 2025 to January 26, 2026, or such earlier date as AACT’s board of directors (the “Board”) may approve or such later date as the shareholders may approve in accordance with the Memorandum and Articles of Association (the “Extension Amendment Proposal”); and					or dates or indefinitely, if necessary, either: (i) to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Shareholder Meeting, there are insufficient Class A ordinary shares, par value $0.0001 per share, and Class B ordinary shares, par value $0.0001 per share, in the capital of AACT represented (either in person, virtually or by proxy) to constitute a quorum necessary to conduct business at the Shareholder Meeting or to approve the Extension Amendment Proposal, or (ii) if the Board determines before the Shareholder Meeting that it is not necessary or no longer desirable to proceed with the Extension Amendment Proposal.

CONTROL NUMBER

Signature___________________________________Signature, if held jointly____________________________________Date_____________, 2025

Note: Please sign exactly as name appears hereon. When shares are held by joint owners, both should sign. When signing as attorney, executor, administrator, trustee, guardian or corporate officer, please give full title as such. When signing as a corporation, please sign in full corporate name by president or other authorized officer. When signing as a partnership, please sign in partnership name by an authorized person.

2025

Important Notice Regarding the Internet Availability of

Proxy Materials for the Meeting of Shareholders

to be held on April 22, 2025

To view the Notice and Proxy Statement and to attend

the Meeting of Shareholders, please go to:

https://www.cstproxy.com/aresacquisitioncorporationii/2025

▲ FOLD HERE • DO NOT SEPARATE • INSERT IN ENVELOPE PROVIDED ▲

PROXY CARD FOR THE MEETING OF SHAREHOLDERS OF

ARES ACQUISITION CORPORATION II

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned appoints Allyson Satin and Peter Ogilvie, and each of them as proxies, each with the power to appoint a substitute, and authorizes each of them to represent and to vote, as designated on the reverse hereof, all of the shares of common stock of Ares Acquisition Corporation II held of record by the undersigned at the close of business on March 17, 2025 at the Meeting of Shareholders of Ares Acquisition Corporation II to be held on April 22, 2025 at 4:00 p.m. Eastern Time, or at any adjournment thereof.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS INDICATED. IF NO CONTRARY INDICATION IS MADE, THE PROXY WILL BE VOTED IN FAVOR OF PROPOSAL 1 AND PROPOSAL 2, AND IN ACCORDANCE WITH THE JUDGMENT OF THE PERSONS NAMED AS PROXY HEREIN, ON ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE SHAREHOLDER MEETING. THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.

(Continued and to be marked, dated and signed on reverse side)